UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Strategic Partners Style Specific Funds

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2006

Date of reporting period:	7/31/2006

Item 1 – Reports to Stockholders

Jennison Conservative Growth Fund

JULY 31, 2006	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

NOTICE REGARDING CHANGES IN INVESTMENT POLICY

Strategic Partners Style Specific Funds

Jennison Conservative Growth Fund

The purpose of this notice is to alert you to a change in the investment policies of Jennison Conservative Growth Fund (the “Fund”), which is expected to occur on or about December 15, 2006.

The Fund currently follows a non-fundamental policy of normally investing at least 80% of its investable assets in common stocks and securities convertible into common stocks of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase).

At a recent meeting, the Board of Trustees of Strategic Partners Style Specific Funds approved an expansion of the Fund’s non-fundamental investment policy. Under the revised policy, the Fund will invest, under normal circumstances, at least 80% of its investable assets in equity and equity-related securities of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase).

Notice Date: September 29, 2006

LR0079

September 15, 2006

Dear Shareholder:

We hope that you find the annual report for the Jennison Conservative Growth Fund informative and useful. To save the Fund the expense of a separate mailing, we have bound a notice of a change in the Fund’s investment policies together with this annual report, although they are legally separate documents.

As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investment profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden.

Sincerely,

Judy A. Rice, President

Jennison Conservative Growth Fund

Jennison Conservative Growth Fund	1

Your Fund’s Performance

Fund objective

The Jennison Conservative Growth Fund, managed by Jennison Associates LLC (Jennison), has long-term capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 7/31/06
	One Year	Five Years	Since Inception[1]
Class A	0.78%	–8.05%	–22.30%
Class B	0.00	–11.51	–26.20
Class C	0.00	–11.51	–26.20
S&P 500 Index[2]	5.38	14.93	4.27
Russell 1000® Growth Index[3]	–0.76	–3.16	–26.91
Lipper Large-Cap Core Funds Avg.[4]	3.77	7.71	1.87

Average Annual Total Returns[5] as of 6/30/06
	One Year	Five Years	Since Inception[1]
Class A	1.72%	–3.33%	–4.31%
Class B	1.84	–3.16	–4.23
Class C	5.84	–2.97	–4.23
S&P 500 Index[2]	8.62	2.49	0.54
Russell 1000® Growth Index[3]	6.12	–0.76	–4.32
Lipper Large-Cap Core Funds Avg.[4]	7.47	1.10	0.05

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 11/3/99.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

3The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

4The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Russell 1000 Growth Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/06
PepsiCo, Inc.	5.0%
Amgen, Inc.	3.0
WellPoint, Inc.	3.0
Merrill Lynch & Co., Inc.	2.8
Novartis AG, ADR (Switzerland)	2.6

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/06
Capital Markets	9.0%
Communications Equipment	8.1
Pharmaceuticals	6.6
Software	5.9
Healthcare Providers & Services	5.5

Industry weightings are subject to change.

Jennison Conservative Growth Fund	3

Your Fund’s Performance (continued)

Performance overview

The Class A shares of the Jennison Conservative Growth Fund advanced 0.78% over the 12 months ended July 31, 2006. This return, although modest, outperformed the Russell 1000 Growth Index, which declined 0.76% over the period, but trailed the 5.38% rise of the style-neutral S&P 500 Index. Growth-style investing was at a distinct disadvantage during a large part of the reporting period. Energy and financials were the best performing of the major market sectors in both indexes, while the information technology and consumer discretionary sectors lagged.

Before September 20, 2005, the Fund, then called the Strategic Partners Large Capitalization Growth Fund, was managed by Columbus Circle Investors and Oak Associates, Ltd. On September 20, 2005, Jennison Associates assumed responsibility for the Fund. Jennison’s investment discipline is based on its proprietary research. It seeks a favorable balance between risk and reward by selecting companies that offer faster growth than the average of companies in the S&P 500 Index, but with an overall portfolio valuation similar to that of the Index. It does this by trying to identify inflection points in a company’s growth rate before the overall market does. The Fund’s holdings consist of 55 to 70 positions. The discussion below examines the performance of the Fund under Jennison Associates management, which was primarily responsible for its overall return.

Market environment

The third quarter of 2005 was marked by a series of disruptive events, most notably train bombings in London and Hurricanes Katrina and Rita. The economic fallout from the Gulf Coast storms produced lingering economic effects in the fourth quarter of 2005 that were most immediately reflected in sharply higher prices on refined oil products and natural gas. The economy rebounded strongly during the first quarter of 2006 and posted solid growth across almost all fronts. Higher commodity prices, inflation concerns, and rising interest rates led many investors to fear an economic slowdown, resulting in a difficult second-quarter 2006 for many markets. Despite these headwinds, however, the U.S. economy maintained positive momentum, although growth cooled from the first quarter’s 5.6% annualized rate to 2.5%. From May through the end of the Fund’s fiscal year in July, stocks had a difficult time as perceptions of where growth, inflation, and interest rates were headed fluctuated. Those who expected sustained growth worried about the likelihood that higher interest rates would slow the economy, while others felt that signs of economic moderation were already foreshadowing a slowdown that might lead to recession. Neither group produced enthusiastic growth investors.

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Energy holdings drove performance

The Fund’s largest returns, by a wide margin, were earned in the energy sector, followed by holdings in the financials, materials, and consumer sectors. The Fund’s information technology, healthcare, and industrials positions posted losses.

In the energy sector, Schlumberger, Suncor Energy, and Occidental Petroleum had solid gains as the price for crude oil continued to be driven by persistent global supply/demand imbalances. Schlumberger’s fourth-quarter 2005 and first- and second-quarter 2006 results beat analysts’ estimates, spurred by the largest expansion of the company’s operating margin in more than 20 years. Exploration and production company Suncor Energy has become increasingly profitable, enabling it to spend more to ramp up production and replenish its reserves. Occidental Petroleum has delivered what we consider to be a great combination of share price returns, rising production from existing resources, and free cash flow.

We had some top performers in technology

Despite the overall decline of the Fund’s technology positions, they outperformed the technology sector of the Russell 1000 Growth Index, powered by holdings such as Google and Apple Computer. Google has repeatedly reported better-than-expected revenue and earnings growth. We believe they will remain exceptional, if slower, and, together with Google’s significant cash flows, will drive the firm’s long-term valuation. We believe Google’s technological lead and dominant position in Internet search is a unique strength that has enabled it to outperform its competitors at converting search traffic into profits. Its continued investment in facilities and in research and development should lead to new streams of revenue through new products, formats, and technologies. Apple Computer is seeing extraordinary growth, driven by the continued strength of iPod sales, which have created a “halo effect” for sales of Macintosh computers. Apple has been introducing new products at a rapid pace and appears to be solidifying its dominant position in the portable/downloadable music market. Other new product introductions have expanded into the video/photography product categories.

Positions in financials and consumer staples also helped

In the financials sector, positions in Merrill Lynch (see Comments on Largest Holdings), Charles Schwab, and Goldman Sachs performed well. Profit improvement at all three companies reflected the health of the financial markets. Goldman Sachs and Merrill Lynch benefited from their trading and merger and acquisition activity, while Schwab continued to enjoy the fruits of its repositioned individual investor and institutional asset management services.

Jennison Conservative Growth Fund	5

Your Fund’s Performance (continued)

Consumer staples holding PepsiCo also contributed substantially to the Fund’s return as its broad product portfolio supported strong sales and earnings growth. Only Pepsi’s U.S. cola business, now little more than 15% of company sales, is growing slowly. Many of its non-cola products, such as snack foods, have higher profit margins than soda syrup.

Overweights in technology and healthcare hurt performance

The single greatest detractor from the Fund’s performance was its overweight compared with the Russell 1000 Growth Index in information technology. Positions in Qualcomm and Microsoft particularly detracted from its return. Concerns that technology businesses generally will be affected by a slowdown in consumer spending hurt several stocks. Semiconductor company Qualcomm also was hurt by uncertainty surrounding its contract renewal negotiations with Nokia, a major customer for its telecommunications chips. We expect them to come to a mutually satisfactory agreement. Microsoft has been plagued by worries about substantially higher spending to jump-start the competitively weak MSN product offerings and about an additional delay in the launch of its Vista operating system.

An overweight in the poor-performing healthcare sector as well as weak stock selection within the sector hurt performance. Although its pharmaceutical holdings, most notably Novartis (see Comments on Largest Holdings), were significant positive contributors, the Fund’s biotechnology exposure detracted from its performance. The biotechnology firm Amgen (see Comments on Largest Holdings) was the single greatest detractor. Its shares declined as the firm’s growth moderated to what we consider a still very respectable mid-teens rate. Its quarterly earnings reports were generally in line with analysts’ expectations, but many investors had come to expect significant positive earnings surprises. We continue to like the stock.

Outlook

Economic activity is likely to slow during the second half of 2006 as consumers confront the effects of higher interest rates and energy prices. Weaker year-over-year sales gains are probable. The tone in the corporate sector is more favorable because of sustained sales growth and the current business cycle’s above-average profitability. We believe the profit outlook for companies in the Fund remains strong. Despite inflation fears and the uncertainty of future monetary policy, we believe the current interest-rate cycle is peaking. In our view, the economy remains durable, with growth outside the United States more supportive than at any previous time in the current decade.

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Comments on Largest Holdings

5.0%	PepsiCo, Inc./Beverages

PepsiCo is a global snack and beverage company and the world’s second largest soft-drink firm. Its strong sales and earnings growth has been supported by a broad product portfolio. Sales from Frito-Lay, Pepsi International, Gatorade, Aquafina, and Propel, which account for more than 80% of Pepsi’s revenue, are growing at a rate in the high single digits.

3.0%	Amgen, Inc./Biotechnology

Amgen is a biotechnology research and development company specializing in products for treating inflammation, kidney ailments, and cancer. We like its solid growth and drug pipeline. An experimental drug it is developing for osteoporosis, bone loss in cancer patients, and rheumatoid arthritis, as well as a cancer drug in its pipeline, could prove to be material to its future growth. In the most recent reporting period, the company exceeded earnings expectations and raised its 2006 profit outlook, based on better efficiency and continued growth of its biggest products, Aranesp, a treatment for anemia, and Neulasta, a drug to boost white blood cells.

3.0%	WellPoint, Inc./Healthcare Providers

WellPoint is the second-largest publicly traded health maintenance organization in the United States. The business has been built through a combination of healthy organic growth and acquisitions, with a particular focus on operators branded under the BlueCross and BlueShield trademarks. These brands have helped WellPoint develop significant marketing power, resulting in strong loyalty among its millions of members. The current operating environment is characterized by what we consider favorable medical cost and pricing trends, which we believe will lead to a continuation of double-digit growth in revenue and profits in 2006.

2.8%	Merrill Lynch & Co., Inc./Capital Markets

Merrill Lynch is a global diversified financial services company. Its strong profit improvement has reflected the health of the financial markets. The company has been benefiting from its trading operations and from the high recent level of merger and acquisition activity.

2.6%	Novartis AG, ADR (Switzerland)/Pharmaceuticals

Novartis is a Switzerland-based pharmaceutical company that has developed strong franchises in a number of major therapeutic categories. Led by brands such as Diovan, Lotrel, and Gleevec, which is unique in its ability to treat chronic myeloid leukemia, the company enjoys a healthy and growing business that currently generates double-digit profit growth. We are enthusiastic about products in its pipeline for the treatment of diabetes and other chronic diseases. We view the company as well placed to outgrow most U.S.-based pharmaceutical companies for a number of years.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Conservative Growth Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, at the beginning of the period, and held through the six-month period ended July 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Conservative Growth Fund		Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$919.50	1.68%	$8.00
	Hypothetical	$1,000.00	$1,016.46	1.68%	$8.40

Class B	Actual	$1,000.00	$915.60	2.43%	$11.54
	Hypothetical	$1,000.00	$1,012.74	2.43%	$12.13

Class C	Actual	$1,000.00	$915.60	2.43%	$11.54
	Hypothetical	$1,000.00	$1,012.74	2.43%	$12.13

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2006 (to reflect the six-month period).

Jennison Conservative Growth Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 100.2%
COMMON STOCKS

Aerospace & Defense 3.9%
14,600	Boeing Co. (The)	$1,130,332
19,700	United Technologies Corp.	1,225,143

		2,355,475

Beverages 5.1%
47,600	PepsiCo, Inc.	3,016,888

Biotechnology 5.1%
25,600	Amgen, Inc.(a)	1,785,344
15,600	Genentech, Inc.(a)	1,260,792

		3,046,136

Capital Markets 9.0%
14,280	Ameriprise Financial, Inc.	636,888
76,100	Charles Schwab Corp. (The)	1,208,468
4,200	Goldman Sachs Group, Inc.	641,550
22,700	Merrill Lynch & Co., Inc.	1,653,014
22,800	UBS AG	1,240,320

		5,380,240

Chemicals 2.3%
34,600	EI Du Pont de Nemours & Co.	1,372,236

Communication Equipment 8.1%
81,200	Cisco Systems, Inc.(a)	1,449,420
32,500	Corning, Inc.(a)	619,775
42,300	Motorola, Inc.	962,748
32,200	Nokia Corp., ADR (Finland)	639,170
33,600	QUALCOMM, Inc.	1,184,736

		4,855,849

Computers & Peripherals 2.6%
22,700	Apple Computer, Inc.(a)	1,542,692

Consumer Finance 2.6%
29,900	American Express Co.	1,556,594

Diversified Financial Services 1.4%
13,700	NYSE Group, Inc.(a)	852,003

See Notes to Financial Statements.

Jennison Conservative Growth Fund	11

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Electronic Equipment & Instruments 1.3%
27,700	Agilent Technologies, Inc.(a)	$787,788

Energy Equipment & Services 1.7%
15,500	Schlumberger, Ltd.	1,036,175

Food & Staples Retailing 4.4%
43,500	CVS Corp.	1,423,320
21,300	Whole Foods Market, Inc.	1,224,963

		2,648,283

Healthcare Equipment & Supplies 4.0%
12,400	Alcon, Inc.	1,369,208
26,900	St. Jude Medical, Inc.(a)	992,610

		2,361,818

Healthcare Providers & Services 5.5%
28,600	Caremark Rx, Inc.	1,510,080
24,200	WellPoint, Inc.(a)	1,802,900

		3,312,980

Hotels, Restaurants & Leisure 1.7%
28,200	Marriott International, Inc. (Class A)	992,076

Household Products 2.2%
23,365	Proctor & Gamble Co.	1,313,113

Industrial Conglomerates 3.5%
11,600	3M Co.	816,640
39,400	General Electric Co.	1,287,986

		2,104,626

Insurance 2.5%
24,900	American International Group, Inc.	1,510,683

Internet Software & Services 3.8%
3,500	Google, Inc. (Class A)(a)	1,353,100
34,500	Yahoo!, Inc.(a)	936,330

		2,289,430

Media 3.8%
40,000	News Corp., Inc. (Class A)	769,600
51,400	Walt Disney Co.	1,526,066

		2,295,666

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
Multiline Retail 4.0%
42,900	Federated Department Stores, Inc.	$1,506,219
18,600	Target Corp.	854,112

		2,360,331

Oil, Gas & Consumable Fuels 2.5%
7,100	Occidental Petroleum Corp.	765,025
8,900	Suncor Energy, Inc.	721,345

		1,486,370

Pharmaceuticals 6.6%
25,700	Abbott Laboratories	1,227,689
27,900	Novartis AG, ADR (Switzerland)	1,568,538
23,700	Sanofi-Aventis, ADR (France)	1,123,143

		3,919,370

Semiconductors & Semiconductor Equipment 4.4%
43,400	Marvell Technology Group Ltd.(a)	805,070
21,700	Maxim Integrated Products, Inc.	637,546
40,500	Texas Instruments, Inc.	1,206,090

		2,648,706

Software 5.9%
38,200	Adobe Systems, Inc.(a)	1,089,082
22,100	Electronic Arts, Inc.(a)	1,041,131
26,700	Microsoft Corp.	641,601
16,400	SAP AG, ADR (Germany)	748,333

		3,520,147

Textiles, Apparel & Luxury Goods 2.3%
17,700	NIKE, Inc. (Class B)	1,398,300

	Total long-term investments (cost $57,016,845)	59,963,975

	Total Investments 100.2% (cost $57,016,845)	59,963,975
	Liabilities in excess of other assets (0.2%)	(124,198)

	Net Assets 100.0%	$59,839,777

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.

See Notes to Financial Statements.

Jennison Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2006 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2006 were as follows:

Capital Markets	9.0%
Communications Equipment	8.1
Pharmaceuticals	6.6
Software	5.9
Healthcare Providers & Services	5.5
Beverages	5.1
Biotechnology	5.1
Food & Staples Retailing	4.4
Semiconductors & Semiconductor Equipment	4.4
Healthcare Equipment & Supplies	4.0
Multiline Retail	4.0
Aerospace & Defense	3.9
Internet Software & Services	3.8
Media	3.8
Industrial Conglomerates	3.5
Computers & Peripherals	2.6
Consumer Finance	2.6
Insurance	2.5
Oil, Gas & Consumable Fuels	2.5
Chemicals	2.3
Textiles, Apparel & Luxury Goods	2.3
Household Products	2.2
Energy Equipment & Services	1.7
Hotels, Restaurants & Leisure	1.7
Diversified Financial Services	1.4
Electronic Equipment & Instruments	1.3

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2006	ANNUAL REPORT

Jennison Conservative Growth Fund

Statement of Assets and Liabilities

as of July 31, 2006

Assets
Investments, at value:
Unaffiliated investments (cost $57,016,845)	$59,963,975
Receivable for investments sold	916,549
Dividends receivable	30,845
Receivable for Fund shares sold	15,080
Prepaid expenses	1,758

Total assets	60,928,207

Liabilities
Payable for Fund shares reacquired	435,119
Accrued expenses	211,801
Payable for investments purchased	168,188
Payable to custodian	123,265
Transfer agent fee payable	67,372
Distribution fee payable	42,272
Management fee payable	35,973
Deferred trustees’ fees	4,440

Total liabilities	1,088,430

Net Assets	$59,839,777

Net assets were comprised of:
Shares of beneficial interest, at par	$80,151
Paid-in capital, in excess of par	141,063,180

141,143,331
Accumulated net investment loss	(4,440)
Accumulated net realized loss on investments	(84,246,244)
Net unrealized appreciation on investments	2,947,130

Net assets, July 31, 2006	$59,839,777

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($13,925,399 ÷ 1,793,799 shares of beneficial interest issued and outstanding)	$7.76
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price to public	$8.21

Class B
Net asset value, offering price and redemption price per share ($18,786,868 ÷ 2,545,743 shares of beneficial interest issued and outstanding)	$7.38

Class C
Net asset value, offering price and redemption price per share ($27,127,510 ÷ 3,675,569 shares of beneficial interest issued and outstanding)	$7.38

See Notes to Financial Statements.

Jennison Conservative Growth Fund	17

Statement of Operations

Year Ended July 31, 2006

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $20,981)	$631,388
Affiliated dividend income	31,219

Total income	662,607

Expenses
Management fee	501,763
Distribution fee—Class A	41,549
Distribution fee—Class B	229,416
Distribution fee—Class C	321,191
Transfer agent’s fees and expenses (including affiliated expense of $149,100)	194,000
Custodian’s fees and expenses	94,000
Reports to shareholders	90,000
Registration fees	33,000
Legal fees and expenses	32,000
Audit fee	17,000
Trustees’ fees	12,000
Miscellaneous	12,427

Total expenses	1,578,346

Net investment loss	(915,739)

Net Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain on investment transactions	5,253,141
Net change in unrealized appreciation (depreciation) on investments	(3,343,579)

Net gain on investments	1,909,562

Net Increase In Net Assets Resulting From Operations	$993,823

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2006	2005
Decrease In Net Assets
Operations
Net investment loss	$(915,739)	$(662,097)
Net realized gain (loss) on investment transactions	5,253,141	(216,464)
Net change in unrealized appreciation (depreciation) of investments	(3,343,579)	11,151,643

Net increase in net assets resulting from operations	993,823	10,273,082

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	3,994,701	5,180,335
Cost of shares reacquired	(24,916,993)	(33,630,602)

Net decrease in net assets from Fund share transactions	(20,922,292)	(28,450,267)

Total decrease	(19,928,469)	(18,177,185)

Net Assets
Beginning of year	79,768,246	97,945,431

End of year	$59,839,777	$79,768,246

See Notes to Financial Statements.

Jennison Conservative Growth Fund	19

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of four separate funds: Jennison Conservative Growth Fund, Strategic Partners Large Capitalization Value Fund, Strategic Partners Small Capitalization Value Fund, and Strategic Partners Total Return Bond Fund. These financial statements relate to Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other funds are not presented herein. Prior to September 20, 2005, the Fund was known as the Strategic Partners Large Capitalization Growth Fund.

The Fund’s investment objective is long term capital appreciation through investment primarily in common stocks that, in the investment subadviser’s opinion, should have growth faster than that of the S&P 500.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of the financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial

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condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of July 31, 2006, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Jennison Conservative Growth Fund	21

Notes to Financial Statements

Cont’d

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to September 20, 2005, the Fund was subadvised by Columbus Circle Investors and Oak Associates, Ltd. There was no change to the management fee paid to PI as a result of this change.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.70 of 1% of average daily net assets on the first $500 million, 0.65 of 1% of average daily net assets on the next $500 million and 0.60 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.70 of 1% for the year ended July 31, 2006.

Jennison Conservative Growth Fund	23

Notes to Financial Statements

Cont’d

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25 of 1% of the average daily net assets of the Class A shares for the year ended July 31, 2006.

PIMS has advised the Fund that it received approximately $40,100 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it received approximately $40,500 and $1,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively, for the year ended July 31, 2006.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period October 29, 2004 through October 28, 2005, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA was to be incurred at market rates. The Funds paid a commitment fee of 0.075 of 1% of the unused portion of the SCA. The commitment fee was accrued daily and paid quarterly and allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 28, 2005. Effective October 29, 2005, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds paid a commitment fee of 0.0725 of 1% of the unused portion of the revised credit agreement. The expiration of the

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revised SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2006, the Fund incurred approximately $49,800 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2006, Prudential Equity Group, LLC earned approximately $1,200 in broker commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2006, were $122,930,668 and $144,488,344, respectively.

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par and accumulated net investment loss. For the year ended July 31, 2006, the adjustments were to decrease accumulated net investment loss and decrease paid-in capital in excess of par by $915,880 due to reclassification of net operating loss. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

Jennison Conservative Growth Fund	25

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$57,207,134	$6,118,217	$3,361,376	$2,756,841

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

There were no distributions paid during the years ended July 31, 2006 and July 31, 2005.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2006 of approximately $84,056,000 of which $5,108,000 expires in 2009, $32,296,000 expires in 2010, $36,576,000 expires in 2011, $9,421,000 expires in 2012 and $655,000 expires in 2013. The Fund utilized $4,913,000 of its capital loss any forward to offset net taxable gains realized in the fiscal year ended July 31, 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B and Class C shares. Class A shares were sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

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Transactions in shares of beneficial interest during the years ended July 31, 2006 and 2005 were as follows:

Class A	Shares	Amount
Year ended July 31, 2006:
Shares sold	289,658	$2,320,103
Shares reacquired	(997,730)	(8,051,068)

Net decrease in shares outstanding before conversion	(708,072)	(5,730,965)
Shares issued upon conversion from Class B	86,996	695,750

Net decrease in shares outstanding	(621,076)	$(5,035,215)

Year ended July 31, 2005:
Shares sold	418,860	$2,979,902
Shares reacquired	(1,355,652)	(9,710,305)

Net decrease in shares outstanding before conversion	(936,792)	(6,730,403)
Shares issued upon conversion from Class B	94,093	687,316

Net decrease in shares outstanding	(842,699)	$(6,043,087)

Class B
Year ended July 31, 2006:
Shares sold	104,796	$810,168
Shares reacquired	(913,559)	(7,060,780)

Net decrease in shares outstanding before conversion	(808,763)	(6,250,612)
Shares redeemed upon conversion to Class A	(91,109)	(695,750)

Net decrease in shares outstanding	(899,872)	$(6,946,362)

Year ended July 31, 2005:
Shares sold	156,936	$1,085,539
Shares reacquired	(1,183,291)	(8,186,770)

Net decrease in shares outstanding before conversion	(1,026,355)	(7,101,231)
Shares redeemed upon conversion to Class A	(97,911)	(687,316)

Net decrease in shares outstanding	(1,124,266)	$(7,788,547)

Class C
Year ended July 31, 2006:
Shares sold	114,771	$864,430
Shares reacquired	(1,276,197)	(9,805,145)

Net decrease in shares outstanding	(1,161,426)	$(8,940,715)

Year ended July 31, 2005:
Shares sold	161,410	$1,114,894
Shares reacquired	(2,272,515)	(15,733,527)

Net decrease in shares outstanding	(2,111,105)	$(14,618,633)

Jennison Conservative Growth Fund	27

Financial Highlights

Class A
Year Ended July 31, 2006(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$7.71

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	.11

Total from investment operations	.05

Net asset value, end of year	$7.76

Total Return(a)	0.65%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,925
Average net assets (000)	$16,620
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.63%
Expenses, excluding distribution and service (12b-1) fees	1.38%
Net investment loss	(.71)%
For Class A, B and C shares:
Portfolio turnover rate	173%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reflecting adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2005(c)	2004(c)	2003(c)	2002(c)

$6.81	$6.55	$5.68	$8.45

(.01)	(.05)	(.04)	(.05)
.91	.31	.91	(2.72)

.90	.26	.87	(2.77)

$7.71	$6.81	$6.55	$5.68

13.22%	3.97%	15.32%	(32.78)%

$18,614	$22,195	$23,355	$19,187
$20,234	$24,075	$19,782	$27,440

1.48%	1.43%	1.50%	1.36%
1.23%	1.18%	1.25%	1.11%
(.19)%	(.69)%	(.68)%	(.65)%

69%	53%	57%	74%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	29

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$7.38

Income (loss) from investment operations
Net investment loss	(.11)
Net realized and unrealized gain (loss) on investment transactions	.11

Total from investment operations	.00

Net asset value, end of year	$7.38

Total Return(a)	.00%
Ratios/Supplemental Data:
Net assets, end of year (000)	$18,787
Average net assets (000)	$22,942
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.38%
Expenses, excluding distribution and service (12b-1) fees	1.38%
Net investment loss	(1.45)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reflecting adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2005(b)	2004(b)	2003(b)	2002(b)

$6.58	$6.37	$5.56	$8.34

(.06)	(.10)	(.08)	(.10)
.86	.31	.89	(2.68)

.80	.21	.81	(2.78)

$7.38	$6.58	$6.37	$5.56

12.16%	3.30%	14.57%	(33.33)%

$25,440	$30,055	$32,505	$33,990
$27,444	$33,995	$30,456	$48,934

2.23%	2.18%	2.25%	2.11%
1.23%	1.18%	1.25%	1.11%
(.93)%	(1.44)%	(1.42)%	(1.40)%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	31

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$7.38

Income (loss) from investment operations
Net investment loss	(.11)
Net realized and unrealized gain (loss) on investment transactions	.11

Total from investment operations	.00

Net asset value, end of year	$7.38

Total Return(a)	.00%
Ratios/Supplemental Data:
Net assets, end of year (000)	$27,128
Average net assets (000)	$32,119
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.38%
Expenses, excluding distribution and service (12b-1) fees	1.38%
Net investment loss	(1.45)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reflecting adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2005(b)	2004(b)	2003(b)	2002(b)

$6.58	$6.37	$5.56	$8.34

(.06)	(.10)	(.08)	(.10)
.86	.31	.89	(2.68)

.80	.21	.81	(2.78)

$7.38	$6.58	$6.37	$5.56

12.16%	3.30%	14.57%	(33.33)%

$35,714	$45,695	$53,817	$53,328
$40,132	$53,712	$49,591	$78,451

2.23%	2.18%	2.25%	2.11%
1.23%	1.18%	1.25%	1.11%
(.92)%	(1.44)%	(1.43)%	(1.40)%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	33

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Jennison Conservative Growth Fund

We have audited the accompanying statements of assets and liabilities of the Jennison Conservative Growth Fund (hereafter referred to as the “Fund”) including the portfolios of investments, as of July 31, 2006, and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended July 31, 2004, were audited by another independent registered public accounting firm whose report dated, September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 22, 2006

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Management of the Fund

(Unaudited)

Information pertaining to the Trustees of Strategic Partners Style Specific Funds (the “Funds”) is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Funds are referred to as “Interested Trustees.” “Fund Complex”† consists of the Funds and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Jennison Conservative Growth Fund	35

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1999(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Funds who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

36	Visit our website at www.jennisondryden.com

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Jennison Conservative Growth Fund	37

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

38	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Style Specific Funds (the “Trust”) oversees the management of the Jennison Conservative Growth Fund (the “Fund”), which is a series of the Trust, and, as required by law, determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadvisor pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisor for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisor, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisor. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Conservative Growth Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile during the first quarter of 2006, performance that was in the first quartile over one-year and three-year periods, and performance that was in the fourth quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against its benchmark index over the same one-year and three-year time periods.

Visit our website at www.jennisondryden.com

The Board further noted that following shareholder approval, Jennison became the Fund’s new subadvisor in September 2005. Because of the short amount of time during which Jennison was responsible for managing the Fund, the Board concluded that it was reasonable to allow Jennison to create a performance record against which it should be evaluated, by approving the continuance of the management and subadvisory agreements, and that it would continue to evaluate the Fund’s performance.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisors to comparable mutual funds.

The Fund’s management fee of 0.700% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several significant initiatives had been approved which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund. In particular, the Board observed that implementation of an electronic registration statement desktop publishing system to replace the use of financial printing firms was expected to be completed by the end of 2006 and was expected to significantly reduce the costs borne by Fund shareholders for the production and filing of Fund registration statements. The Board also observed that new custodian arrangements had been approved, which were also expected to result in reductions in custodian fees borne by Fund shareholders.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the

Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

subadvisor, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisors to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	–4.76%	–2.77%	–4.48%
Class B	–5.00	–2.61	–4.41
Class C	–1.00	–2.42	–4.41

Average Annual Total Returns (Without Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	0.78%	–1.66%	–3.67%
Class B	0.00	–2.42	–4.41
Class C	0.00	–2.42	–4.41

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/3/99.

The graph compares a $10,000 investment in the Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2006) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Conservative Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Conservative Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Conservative Growth Fund
Share Class	A	B	C
NASDAQ	TBDAX	TBDBX	TBDCX
CUSIP	862934106	862934205	862934304

MF503E    IFS-A123901 Ed. 09/2006

ANNUAL REPORT

JULY 31, 2006

STRATEGIC PARTNERS

STYLE SPECIFIC FUNDS

STRATEGIC PARTNERS

Large Capitalization Value Fund

OBJECTIVE

Seeks total return consisting of capital appreciation and dividend income

STRATEGIC PARTNERS

Small Capitalization Value Fund

OBJECTIVE

Seeks above-average capital appreciation

STRATEGIC PARTNERS

Total Return Bond Fund

OBJECTIVE

Seeks total return consisting of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

STRATEGIC    PARTNERS

STYLE SPECIFIC FUNDS

TABLE OF CONTENTS

Letter from the President	1

Strategic Partners Large Capitalization Value Fund	4

Strategic Partners Small Capitalization Value Fund	8

Strategic Partners Total Return Bond Fund	12

Fees and Expenses	17

September 15, 2006

Dear Shareholder:

We hope you find the annual report for the Strategic Partners Style Specific Funds informative and useful.

You should have recently received or will shortly receive materials about proposed changes in your fund. The proposals differ somewhat from fund to fund, but they all result from our conclusion reached after a thorough review that the Strategic Partners fund family does not offer the current or potential scale to remain an effective long-term investment solution for shareholders. The proposals for each fund represent our best solution for that fund’s specific investment objective. If the proposals for your fund are approved, you will own shares of a fund in the JennisonDryden family of mutual funds, which are managed by Prudential-affiliated asset managers.

JennisonDryden combines strong teams of research analysts, a culture that leverages their findings, and security selection disciplines that focus on risk controls as well as returns. These traits characterize the JennisonDryden approach, whether a fund’s primary investment discipline is based on fundamental research, quantitative research, or credit and economic research. We have created a family of funds that you, together with the advice of a financial professional, can comfortably rely upon in investment programs suited to your personal goals and tolerance for risk.

At Prudential, we appreciate your confidence in our Strategic Partners funds and look forward to continuing to serve you with our much larger JennisonDryden family of mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Style Specific Funds

You should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund. Contact your financial professional for a prospectus, and read it carefully before investing.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company.

Strategic Partners Style Specific Funds	1

Investment Advisor’s Report

The Market Environment

The U.S. economy, in particular, and the global economy overall continued to grow comfortably throughout the 12 months ended July 31, 2006, but the stock markets went through four distinct phases in this period. These reflected changing confidence that growth would continue and not be choked off by rising interest rates.

As the period began, there was concern that high oil prices would slow global economic growth. The stock markets declined gradually while bonds had a good August. Then a combination of evidence of robust international growth and the prospect of domestic rebuilding after Hurricane Katrina kicked off a rapid rise in share prices in the last quarter of 2005 and the first four months of 2006. Emerging market stocks, underpinned by several favorable long-term trends, had a particularly strong run. In the U.S. market, shares of smaller companies with rapid earnings growth (small-cap growth stocks) led because their earnings tend to be particularly responsive to changes in the economic climate. Among large-cap stocks, value stocks (shares that are inexpensive compared to a firm’s assets or earnings prospects) took the lead. Bond investors faced evidence that the Federal Reserve would continue its long sequence of small interest-rate boosts. Since rising rates drive down the prices of bonds already on the market, most bond returns were low. In bond sectors where credit concerns have a larger impact on prices—such as high yield, non-investment-grade municipal, and emerging market bonds—performance was somewhat better.

However, new data in the second quarter of 2006 showed inflation pressures building up and consumer spending flagging. In the second week of May, stock markets plunged around the world. The more volatile asset classes, which had benefited from the strong markets earlier, now fell most. Emerging market stocks fell almost 25% peak to trough. Among domestic stocks, small-cap growth stocks fell furthest. The markets stabilized in June and finished the reporting period on a gradual recovering trend, but value stocks continued to outperform in both large-cap and small-cap markets as investor confidence continued to be weak.

Over the Funds’ full 12-month fiscal year, value investing was significantly ahead of growth investing in both capitalization ranges, providing a moderate return in small caps and a good one in large caps. International stocks performed much better than domestic stocks. Some of the return in developed market countries was due to the rise in asset prices as the dollar dropped sharply against other major currencies, but returns measured in local currencies also were good. A very strong Japanese stock market contributed to the excellent performance. Bond prices were held down by concerns about rising inflation and interest rates throughout the 12-month period, and generally provided lower returns than cash equivalents.

2	Visit our website at www.strategicpartners.com

In terms of industries, oil and other energy industries led the domestic large-cap and small-cap markets, and energy equipment & services had a very substantial advance in the international markets. Materials & processing stocks, particularly metals, and the financial services sector also produced significant above-average returns globally. Domestic stocks of firms dependent on consumer discretionary spending declined substantially, but the international textiles and apparel industry made significant advances and other international consumer stocks generally fared well.

Strategic Partners Style Specific Funds	3

Your Fund’s Performance

Strategic Partners Large Capitalization Value Fund

Fund objective

The Strategic Partners Large Capitalization Value Fund, managed by JP Morgan Investment Management, Inc.; Hotchkis and Wiley Capital Management, LLC; and NFJ Investment Group L.P., has total return consisting of capital appreciation and dividend income as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 7/31/06
	One Year	Five Years	Since Inception[1]
Class A	6.69%	47.80%	65.74%
Class B	5.82	42.20	57.40
Class C	5.82	42.16	57.36
S&P 500 Index[2]	5.38	14.93	4.27
Russell 1000 Value Index[3]	11.59	43.27	50.61
Lipper Multi-Cap Value Funds Avg.[4]	7.25	36.20	56.69

Average Annual Total Returns[5] as of 6/30/06
	One Year	Five Years	Since Inception[1]
Class A	2.62%	6.75%	6.77%
Class B	2.80	6.99	6.86
Class C	6.69	7.14	6.86
S&P 500 Index[2]	8.62	2.49	0.54
Russell 1000 Value Index[3]	12.10	6.90	5.95
Lipper Multi-Cap Value Funds Avg.[4]	10.24	6.08	6.66

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively.

4	Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 11/3/99.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

3The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

4The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Russell 1000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/06
Bank of America Corp., Commercial Banks	3.6%
Citigroup, Inc., Financial Services	3.1
ExxonMobil Corp., Oil, Gas & Consumable Fuels	2.9
Altria Group, Inc., Consumer Products & Services	2.3
ConocoPhillips, Oil, Gas & Consumable Fuels	2.2

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/06
Oil, Gas & Consumable Fuels	11.3%
Insurance	10.5
Commercial Banks	5.4
Financial Services	4.9
Telecommunications	4.8

Industry weightings are subject to change.

Strategic Partners Style Specific Funds	5

Investment Advisor’s Report

The Class A shares of the Strategic Partners Large Capitalization Value Fund returned 6.69% for the reporting period. Although this moderate return trailed the Russell 1000® Value Index (+11.59%) by a significant margin, so did the returns of comparable value-style funds as represented by the Lipper Multi-Cap Value Funds Average (+7.25%) and the Lipper Large-Cap Value Funds Average (+8.61%). The energy sector contributed a significant portion of the return of the Russell 1000 Value Index, and many value managers may have underweighted it for reasons similar to those of Hotchkis & Wiley (H&W) (see below). Lipper’s methodology places the Fund in the Multi-Cap Value Funds group, but we believe the best comparison is with large-cap value funds. Including Class A share initial sales charges, the return was 0.82%.

J.P. Morgan manages approximately half of the Fund’s assets with a sector profile that is held close to that of the Russell 1000 Value index. Its portion of the Fund is intended to stabilize the overall Fund return relative to the Index. H&W manages a portion intended to take more aggressive positions in stocks and sectors, driving the Fund’s relative performance. On December 19, 2005, this portion was reduced from about half the fund to approximately 20%. NFJ was added as a third advisor, with about 30% of the Fund’s assets. We selected NFJ to reduce the overall volatility of the Fund while still being moderately aggressive. The three Fund segments behaved as expected. The preponderance of the Fund’s underperformance of its benchmark was due to H&W, particularly to its substantial underweight in the energy sector and to H&W’s not holding positions in several sizeable constituents of the Index that performed particularly well, including JP Morgan Chase and BellSouth. The addition of NFJ added exposure to several of these stocks as well as additional energy exposure and improved the Fund’s relative performance.

Why did H&W underweight energy? The energy sector already was expensive at the beginning of the fiscal year. The rise of energy commodity prices to historical peaks made valuations of the stocks look modest when calculated on the basis of current earnings and estimated near-term earnings projections. H&W believes these earnings estimates will fall as energy prices moderate, and that current stock prices in this sector have outpaced the firms’ long-term earnings prospects. We expect strict value managers to hang back from such momentum-driven market segments and to underperform occasionally as a result. H&W’s historical record has been volatile, but it has a strong long-term return, and its recent performance is consistent with its history.

Several of the Fund’s holdings, also primarily in H&W’s segment, declined during the period, including firms in the construction and homebuilding industries such as Lennar Corporation. H&W has expressed confidence in these selections and

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increased its exposure as share prices fell. Among homebuilders, for example, it believes that the value of the firms’ land assets alone makes the current share prices low. Again, this is a normal pattern for aggressive value investing.

The Fund’s positive return was contributed primarily by the same sectors that drove the Index—financials, energy, and consumer staples. Thus, despite the Fund’s underweighting in the energy sector, its exposure was sufficient to contribute almost a third of its return.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Style Specific Funds	7

Your Fund’s Performance

Strategic Partners Small Capitalization Value Fund

Fund objective

The Strategic Partners Small Capitalization Value Fund, managed by Vaughan Nelson Investment Management, L.P.; EARNEST Partners, LLC; NFJ Investment Group L.P.; Lee Munder Investments Ltd.; and JP Morgan Investment Management, Inc., has above-average capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 7/31/06
	One Year	Five Years	Since Inception[1]
Class A	3.18%	95.92%	166.80%
Class B	2.41	88.82	153.69
Class C	2.41	88.82	153.69
Class L	N/A	N/A	6.06
Class M	N/A	N/A	5.39
Class X	N/A	N/A	5.43
Russell 2000 Index[2]	4.24	53.79	**
Russell 2000 Value Index[3]	6.93	86.57	***
Lipper Small-Cap Core Funds Avg.[4]	3.67	59.20	****

Average Annual Total Returns[5] as of 6/30/06
	One Year	Five Years	Since Inception[1]
Class A	5.02%	13.35%	15.30%
Class B	5.70	13.68	15.42
Class C	9.39	13.80	15.42
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Russell 2000 Index[2]	14.58	8.50	**
Russell 2000 Value Index[3]	14.61	13.09	***
Lipper Small-Cap Core Funds Avg.[4]	13.81	9.50	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds and JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

2The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed.

3The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

4The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class B, Class M, and Class X shares purchased on or after August 19, 1998, will automatically convert to Class A shares on a quarterly basis approximately seven years, eight years, and 10 years after purchase. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the Russell 2000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 7/31/06 are 77.82% for Class A, Class B, and Class C; 6.21% for Class L, Class M, and Class X. Russell 2000 Index Closest Month-End to Inception average annual total returns as of 6/30/06 are 9.56% for Class A, Class B, and Class C. Since Inception returns for Class L, Class M, and Class X are not available since the classes have been in existence for less than one year.

***Russell 2000 Value Index Closest Month-End to Inception cumulative total returns as of 7/31/06 are 161.62% for Class A, Class B, and Class C; 9.45% for Class L, Class M, and Class X. Russell 2000 Value Index

Strategic Partners Style Specific Funds	9

Your Fund’s Performance (continued)

Closest Month-End to Inception average annual total returns as of 6/30/06 are 15.76% for Class A, Class B, and Class C. Since Inception returns for Class L, Class M, and Class X are not available since the classes have been in existence for less than one year.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/06 are 117.46% for Class A, Class B, and Class C; 5.03% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/06 are 12.14% for Class A, Class B, and Class C. Since Inception returns for Class L, Class M, and Class X are not available since the classes have been in existence for less than one year.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/06
Ishares Russell 2000 Value Index Fund, Exchange Traded Funds	2.0%
Cabot Oil & Gas Corp., Oil, Gas & Consumable Fuels	1.7
Delphi Financial Group, Inc. (Class A Stock), Insurance	1.1
Bacyrus International, Inc. (Class A Stock), Machinery	1.0
Oceaneering International, Inc., Oil, Gas, & Consumable Fuels	1.0

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/06
Oil, Gas & Consumable Fuels	8.2%
Insurance	5.7
Machinery	5.6
Chemicals	3.7
Electronic Components	3.7

Industry weightings are subject to change.

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Investment Advisor’s Report

The Class A shares of the Strategic Partners Small Capitalization Value Fund returned 3.18% for the reporting period. Although this trailed the Russell 2000® Value Index (+6.93%), it was in line with the returns of comparable funds as represented by the Lipper Small-Cap Core Funds Average (+3.67%) and the Lipper Small-Cap Value Funds Average (+3.83%). Lipper’s methodology places the Fund in the Small-Cap Core Funds group, but we believe the best comparison is with small-cap value funds. Including Class A share initial sales charges, the return was –2.49%.

The Fund’s underperformance was primarily due to its overweights compared with the Index in the consumer services and consumer cyclicals sectors, whereas energy-related industries and financials drove the Index return. The Fund was significantly underrepresented in the large financial services sector, a substantial component of which consists of real estate investment trusts (REITs).

The Fund began the period with two investment managers and finished with five, as the incumbent managers approached their capacity limitations. However, EARNEST Partners continued to manage the largest share of the Fund’s assets and its performance drove the Fund’s overall performance relative to its benchmark. EARNEST is a relative value manager, which means that it focuses on companies that it believes to be undervalued as compared with other firms in the same industries. This led to the Fund’s overweights in certain homebuilders such as Meritage Homes and Hovnanian Enterprises. These positions had added to performance in the preceding fiscal year, but detracted significantly in the current reporting period. Fear of rising interest rates and a cooling housing market hurt homebuilders, which make up a significant part of the Fund’s holdings. EARNEST Partners maintains a number of homebuilding stocks due to their low valuations, which are attractive relative to the firms’ projected future earnings.

A position in Nabi Biopharmaceuticals also declined when a drug in development for staphylococcus infections failed its phase III tests. (In phase III tests, the treatment is given to large groups of people to confirm its effectiveness, monitor side effects, compare it to other commonly used treatments, and collect information that will allow the drug or treatment to be used safely.)

Asset Manager NFJ added exposure to the energy and materials sectors during the period, improving the Fund’s relative performance over the duration of the period. The primary contributors to the Fund’s positive return were holdings in the energy and materials sectors, including participation in several limited partnerships in energy. It also benefited from overweights compared to the Index in the consumer cyclicals and consumer services sectors, and a corresponding underweight in the poor-performing technology sector.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Style Specific Funds	11

Your Fund’s Performance

Strategic Partners Total Return Bond Fund

Fund objective

The Strategic Partners Total Return Bond Fund, managed by Pacific Investment Management Company LLC (PIMCO), has total return consisting of current income and capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 7/31/06
	One Year	Five Years	Since Inception[1]
Class A	0.86%	27.53%	46.40%
Class B	0.36	24.39	41.60
Class C	0.46	24.51	41.74
Class L	N/A	N/A	0.21
Class M	N/A	N/A	–0.24
Class X	N/A	N/A	0.21
Lehman Brothers U.S. Aggregate Bond Index[2]	1.46	26.35	**
Lehman Government/Credit Index[3]	0.90	26.96	***
Lipper Corporate Debt A-Rated Funds Avg.[4]	0.78	23.74	****

Average Annual Total Returns[5] as of 6/30/06
	One Year	Five Years	Since Inception[1]
Class A	–5.58%	4.22%	4.95%
Class B	–6.42	4.48	5.14
Class C	–2.56	4.66	5.15
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Lehman Brothers U.S. Aggregate Bond Index[2]	–0.81	4.97	**
Lehman Government/Credit Index[3]	–1.52	5.13	***
Lipper Corporate Debt A-Rated Funds Avg.[4]	–1.29	4.57	****

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Distributions and Yields[1] as of 7/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.50	3.52%
Class B	$0.45	3.07
Class C	$0.45	3.25
Class L	$0.44	3.63
Class M	$0.40	3.13
Class X	$0.45	4.13

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds and JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1% Class B, Class C, Class M, Class X, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

2The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade debt securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

3The Lehman Government/Credit Index is an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bond prices have performed.

4The Lipper Corporate Debt A-Rated Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Corporate Debt A-Rated Funds category. Funds in the Lipper Average invest primarily in corporate debt issues rated “A” or better, or government issues.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class B, Class M, and Class X shares purchased on or after August 19, 1998, will automatically convert to Class A shares on a quarterly basis approximately seven years, eight years, and 10 years after purchase. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Style Specific Funds	13

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Government/Credit Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Government/Credit Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns as of 7/31/06 are 48.68% for Class A, Class B, and Class C; 0.18% for Class L, Class M, and Class X. Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns as of 6/30/06 are 5.92% for Class A, Class B, and Class C; –1.39% for Class L, Class M, and Class X.

***Lehman Government/Credit Index Closest Month-End to Inception cumulative total returns as of 7/31/06 are 49.65% for Class A, Class B, and Class C; –0.58% for Class L, Class M, and Class X. Lehman Government/Credit Index Closest Month-End to Inception average annual total returns as of 6/30/06 are 6.03% for Class A, Class B, and Class C; –2.23% for Class L, Class M, and Class X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/06 are 43.49% for Class A, Class B, and Class C; –0.44% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/06 are 5.36% for Class A, Class B, and Class C; –2.00% for Class L, Class M, and Class X.

Five Largest Issues expressed as a percentage of net assets as of 7/31/06
Federal National Mortgage Assoc., 5.50%, 11/01/34	4.7%
Bank of America Corp., 5.33%, 09/21/06	2.7
HBOS Treasury Service, (United Kingdom), 5.355%, 10/24/06	2.6
Danske Corp., 5.375%, 10/26/06	2.6
Barclays U.S. Funding Corp., 5.385%, 10/26/06	2.6

Issuers are subject to change.

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Investment Advisor’s Report

The Class A shares of the Strategic Partners Total Return Bond Fund returned 0.86% for the reporting period, trailing the Lehman Brothers U.S. Aggregate Bond Index (+1.46%) and the Lipper Intermediate Investment Grade Debt Funds Average (+1.08%), but beating the Lipper Corporate Debt A-Rated Funds Average (+0.78%). Lipper’s methodology places the Fund in the Corporate Debt A-Rated Funds group, but we believe the best comparison is with intermediate investment-grade debt funds. Including the Class A share initial sales charges, the return was –3.68%. Pacific Investment Management Company (PIMCO) manages the Fund.

The modest returns of the Fund, its benchmark index, and the Lipper categories largely reflected a global trend toward higher short-term interest rates that generally weighed on bond prices as bond prices move inversely to interest rates. Many central banks increased short-term rates in their respective nations to try to curb mounting inflation pressures fed by spiraling commodity prices. Most notably, the Federal Reserve (the Fed) raised the federal funds rate on overnight loans between banks eight times in quarter percentage point increments, lifting the rate from 3.25% to 5.25%. The European Central Bank and the Reserve Bank of Australia were among some of the other central banks that tightened monetary policy.

The Fund benefited from its exposure to mortgage-backed securities, emerging market bonds, and certain foreign currencies. Mortgage-backed securities performed relatively well compared to U.S. Treasury securities for the reporting period, reflecting lower prepayment activity in the sector amid the rising-interest-rate environment and continued solid demand for the securities from certain institutional investors. Despite a late sell-off, emerging market bonds still finished the reporting period firmly in positive territory as economic fundamentals remained favorable in many developing nations. The Fund had exposure to the euro and Japanese yen, which strengthened versus the U.S. dollar over the reporting period.

Factors that detracted from the Fund’s performance were its yield curve strategy and its duration strategy. A yield curve depicts the difference between yields on short-, intermediate-, and long-term bonds of similar credit quality. As central banks raised short-term rates, yield curves in some fixed income markets flattened when short- and intermediate-term bond yields rose sharply, pressuring their bond prices. The Fund‘s emphasis on short- and intermediate-term bonds at such times hurt its performance. In addition, compared to its benchmark index, the Fund had a longer duration, which measures a portfolio’s sensitivity to changes in interest rates. The longer the duration of a fixed income fund, the greater the risk from rising rates. Investment-grade corporate bonds performed poorly amid concern that the Fed might hike rates too much and choke off economic growth in the United States and concern that companies might increasingly become involved in leveraged buyouts and other strategies that could ultimately hurt bondholders. The Fund’s performance was helped by an underweight compared with Index in investment-grade U.S. corporate bonds.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Style Specific Funds	15

Strategic Partners Research-Based Funds

Strategic Policy Development

•	We provide style-consistent funds advised by institutional asset managers in a mutual fund format.

•	We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments.

•	We select managers with an intensive review process that includes long-term risk-adjusted performance, consistent adherence to investment style, organizational resources and structure, key personnel tenure compliance, and reputation.

•	We often match managers that have different substyles, with the aim of increasing diversification, reducing risk, and improving style consistency.

Continuing Oversight

•	We monitor changes in personnel, practices, and performance at the various asset management companies. Each fund’s performance is reviewed quarterly. Managers may be changed or new portions added to a fund if we think it will improve the fund’s performance.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, at the beginning of the period, and held through the six-month period ended July 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Strategic Partners Style Specific Funds	17

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Large Capitalization Value Fund		Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,028.60	1.26%	$6.34
	Hypothetical	$1,000.00	$1,018.55	1.26%	$6.31

Class B	Actual	$1,000.00	$1,024.70	2.01%	$10.09
	Hypothetical	$1,000.00	$1,014.83	2.01%	$10.04

Class C	Actual	$1,000.00	$1,024.70	2.01%	$10.09
	Hypothetical	$1,000.00	$1,014.83	2.01%	$10.04

Strategic Partners Small Capitalization Value Fund		Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$990.30	1.46%	$7.20
	Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30

Class B	Actual	$1,000.00	$986.60	2.21%	$10.89
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Class C	Actual	$1,000.00	$986.60	2.21%	$10.89
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Class L	Actual	$1,000.00	$988.60	1.71%	$8.43
	Hypothetical	$1,000.00	$1,016.31	1.71%	$8.55

18	Visit our website at www.strategicpartners.com

Strategic Partners Small Capitalization Value Fund		Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class M	Actual	$1,000.00	$987.80	2.21%	$10.89
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Class X	Actual	$1,000.00	$986.60	2.21%	$10.89
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Strategic Partners Total Return Bond Fund		Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,001.60	1.05%	$5.21
	Hypothetical	$1,000.00	$1,019.59	1.05%	$5.26

Class B	Actual	$1,000.00	$999.20	1.55%	$7.68
	Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75

Class C	Actual	$1,000.00	$999.20	1.55%	$7.68
	Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75

Class L	Actual	$1,000.00	$1,000.40	1.30%	$6.45
	Hypothetical	$1,000.00	$1,018.35	1.30%	$6.51

Class M	Actual	$1,000.00	$997.90	1.80%	$8.92
	Hypothetical	$1,000.00	$1,015.87	1.80%	$9.00

Class X	Actual	$1,000.00	$1,002.50	1.80%	$8.94
	Hypothetical	$1,000.00	$1,015.87	1.80%	$9.00

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2006 (to reflect the six-month period).

Strategic Partners Style Specific Funds	19

Portfolio of Investments

as of July 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.7%
COMMON STOCKS

Aerospace/Defense 2.4%
500	Goodrich Corp.	$20,185
1,000	Honeywell International, Inc.	38,700
6,300	Lockheed Martin Corp.	501,984
14,100	Northrop Grumman Corp.	933,279
9,900	Raytheon Co.	446,193

		1,940,341

Automotive Components 1.5%
7,200	Johnson Controls, Inc.	552,672
2,100	Magna International, Inc. (Class A Stock) (Canada)	154,329
6,300	Paccar, Inc.	508,725

		1,215,726

Banks 0.3%
3,800	Comerica, Inc.	222,490

Beverages 1.4%
4,900	Anheuser-Busch Cos., Inc.	235,935
9,100	Coca-Cola Co.	404,950
23,500	Coca-Cola Enterprises, Inc.	504,310

		1,145,195

Biotechnology 0.2%
2,200	Amgen, Inc.*	153,428

Broadcasting
500	Clear Channel Communications, Inc.	14,475

Building & Construction 0.1%
3,600	Toll Brothers, Inc.*	92,052

Building Products 0.7%
21,600	Masco Corp.	577,368

Cable Television 0.1%
1,200	Comcast Corp.* (Class A Stock)	41,256
200	EchoStar Communications Corp. (Class A Stock)	7,010

		48,266

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Large Capitalization Value Fund	21

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Chemicals 2.5%
2,100	Air Products & Chemicals, Inc.	$134,253
29,100	Dow Chemical Co.	1,006,278
8,200	Eastman Chemical Co.	406,966
3,700	PPG Industries, Inc.	227,698
3,700	Rohm & Haas Co.	170,644

		1,945,839

Clothing & Apparel
100	NIKE, Inc. (Class B Stock)	7,900

Commercial Banks 5.4%
1,700	Amsouth Bancorporation	48,722
55,157	Bank of America Corp.	2,842,240
4,200	First Horizon National Corp.	175,980
24,770	KeyCorp	914,013
3,800	Regions Financial Corp.	137,902
2,120	UnionBanCal Corp.	130,995

		4,249,852

Commercial Services & Supplies 1.1%
22,700	Cendant Corp.	340,727
3,700	International Business Machines Corp.	286,417
300	PHH Corp.*	7,503
6,740	Waste Management, Inc.	231,721

		866,368

Computer Hardware 0.4%
10,700	Hewlett-Packard Co.	341,437

Computer Services & Software 0.6%
15,300	Microsoft Corp.	367,659
6,800	Oracle Corp.*	101,796

		469,455

Computer Software 1.5%
18,700	BMC Software, Inc.*	437,954
36,500	CA, Inc.	765,040

		1,202,994

Computers & Peripherals 0.1%
24,600	Sun Microsystems, Inc.	107,010

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Construction 0.3%
4,700	Centex Corp.	$222,357

Consumer Products & Services 3.1%
22,540	Altria Group, Inc.	1,802,524
11,400	Procter & Gamble Co.	640,680

		2,443,204

Diversified 0.1%
3,000	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	107,400

Diversified Financial Services 1.2%
8,600	JPMorgan Chase & Co.	392,332
8,000	Lehman Brothers Holdings, Inc.	519,600

		911,932

Electric - Integrated 0.2%
10,300	Sierra Pacific Resources*	148,835

Electric Utilities 1.6%
3,100	Entergy Corp.	239,010
2,808	FirstEnergy Corp.	157,248
20,200	FPL Group, Inc.	871,428

		1,267,686

Electronic Components
1,800	Altera Corp.*	31,158

Energy Equipment & Services 1.1%
12,000	GlobalSantaFe Corp. (Cayman Islands)	659,160
2,900	Schlumberger Ltd. (Netherlands)	193,865

		853,025

Entertainment & Leisure
500	Mattel, Inc.	9,020

Exchange Traded Fund 0.2%
1,699	iShares Russell 1000 Value Index Fund	126,898

Financial - Bank & Trust 3.8%
1,400	BB&T Corp.	58,786
2,500	E*Trade Group Corp.*	58,275
6,800	Marshall & Ilsley Corp.	319,396
4,100	North Fork Bancorp, Inc.	116,153

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Large Capitalization Value Fund	23

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

3,500	State Street Corp.	$210,210
4,900	TCF Financial Corp.	131,859
23,600	U.S. Bancorp	755,200
3,400	Wachovia Corp.	182,342
14,600	Wells Fargo & Co.	1,056,164
1,500	Zions Bancorp	123,210

		3,011,595

Financial - Brokerage 0.4%
2,100	Goldman Sachs Group, Inc.	320,775

Financial Services 4.9%
400	Capital One Financial Corp.	30,940
6,100	CIT Group, Inc.	280,051
51,300	Citigroup, Inc.	2,478,303
300	Franklin Resources, Inc.	27,435
3,300	Merrill Lynch & Co., Inc.	240,306
12,300	Morgan Stanley	817,950

		3,874,985

Food & Staples Retailing 0.3%
4,100	Safeway, Inc.	115,128
3,200	Wal-Mart Stores, Inc.	142,400

		257,528

Food - Wholesale
1,100	SUPERVALU, Inc.	29,821

Food Products 0.6%
8,000	Sara Lee Corp.	135,200
13,140	Unilever PLC, ADR (United Kingdom)	313,915

		449,115

Foods 0.6%
200	Kellogg Co.	9,634
14,100	Kraft Foods, Inc. (Class A Stock)	456,840
400	Sysco Corp.	11,040

		477,514

Healthcare Providers & Services 2.1%
3,000	Aetna, Inc.*	94,470
6,900	CIGNA Corp.	629,625
7,800	HCA, Inc.	383,448

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

32,900	Tenet Healthcare Corp.*	$194,768
300	UnitedHealth Group, Inc.	14,349
4,800	WellPoint, Inc.*	357,600

		1,674,260

Hotels & Motels 0.1%
1,900	Hilton Hotels Corp.	45,467
200	Starwood Hotels & Resorts Worldwide, Inc.	10,516

		55,983

Hotels, Restaurants & Leisure 1.3%
8,700	Carnival Corp.	338,952
3,335	Harrah’s Entertainment, Inc.	200,467
8,200	McDonald’s Corp.	290,198
3,600	Yum! Brands, Inc.	162,000

		991,617

Household Durables 1.3%
2,800	Fortune Brands, Inc.	203,056
17,800	Lennar Corp. (Class A Stock)	796,194
1,440	Lennar Corp. (Class B Stock)	59,990

		1,059,240

Household Products 0.6%
7,400	Kimberly-Clark Corp.	451,770

Independent Power Producers & Energy Traders 1.2%
15,200	TXU Corp.	976,296

Industrial Conglomerates 1.1%
2,800	3M Co.	197,120
24,800	Tyco International Ltd. (Bermuda)	647,032

		844,152

Industrial Products 0.1%
700	Mohawk Industries, Inc.*	48,314

Insurance 10.5%
23,600	Allstate Corp. (The)	1,340,952
3,100	Ambac Financial Group, Inc.	257,641
4,900	American International Group, Inc.	297,283
5,100	Assurant, Inc.	245,667
21,500	Genworth Financial, Inc. (Class A Stock)	737,450

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Large Capitalization Value Fund	25

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

4,500	Hanover Insurance Group, Inc. (The)	$208,260
5,700	Hartford Financial Service Group, Inc.	483,588
3,300	Lincoln National Corp.	187,044
10,200	Marsh & McLennan Cos., Inc.	275,706
7,500	MBIA, Inc.	441,075
27,790	MetLife, Inc.	1,445,080
2,600	Protective Life Corp.	120,406
36,150	St. Paul Travelers Cos., Inc. (The)	1,655,670
19,300	UnumProvident Corp.	313,239
3,100	W.R. Berkely Corp.	111,600
2,900	XL Capital Ltd. (Class A Stock) (Cayman Islands)	184,730

		8,305,391

Internet Services
1,400	eBay, Inc.*	33,698

IT Services 1.0%
31,700	Electronic Data Systems Corp.	757,630

Machinery 0.7%
4,000	Deere & Co.	290,280
5,200	SPX Corp.	284,180

		574,460

Manufacturing 1.8%
3,200	Eaton Corp.	205,120
37,000	General Electric Co.	1,209,530

		1,414,650

Media 3.0%
30,000	CBS Corp. (Class B Stock)	822,900
800	E.W. Scripps Co. (Class A Stock)	34,184
14,900	Gannett Co., Inc.	776,588
15,600	News Corp. (Class A Stock)	300,144
9,800	Time Warner, Inc.	161,700
7,100	Viacom, Inc. (Class B Stock)*	247,435

		2,342,951

Medical Supplies & Equipment 2.7%
700	Baxter International, Inc.	29,400
60,200	Pfizer, Inc.	1,564,598
2,100	Sepracor, Inc.*	103,740

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

8,800	Wyeth	$426,536
300	Zimmer Holdings, Inc.*	18,972

		2,143,246

Metals & Mining 2.5%
39,272	Alcoa, Inc.	1,176,196
7,000	Phelps Dodge Corp.	611,380
3,500	United States Steel Corp.	220,745

		2,008,321

Multi-Line Retail 0.4%
9,700	Federated Department Stores, Inc.	340,567

Multi-Utilities 0.4%
4,700	Public Service Enterprise Group, Inc.	316,921

Networking/Telecom Equipment 0.1%
4,000	Cisco Systems, Inc.*	71,400

Office Equipment 0.1%
3,600	Staples, Inc.	77,832

Oil & Field Services
400	BJ Services Co.*	14,508

Oil, Gas & Consumable Fuels 11.3%
13,300	Apache Corp.	937,251
17,800	ChevronTexaco Corp.	1,170,884
25,700	ConocoPhillips	1,764,048
4,300	Devon Energy Corp.	277,952
600	EOG Resources, Inc.	44,490
33,700	Exxon Mobil Corp.	2,282,838
800	Halliburton Co.	26,688
600	Kerr-McGee Corp.	42,120
7,300	Occidental Petroleum Corp.	786,575
1,700	Praxair, Inc.	93,228
2,100	Tesoro Corp.	157,080
16,700	Valero Energy Corp.	1,126,081
2,800	Weatherford International Ltd.	131,152
1,900	XTO Energy, Inc.	89,281

		8,929,668

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Large Capitalization Value Fund	27

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Paper & Forest Products 1.2%
1,000	Smurfit-Stone Container Corp.*	$10,120
900	Temple-Inland, Inc.	38,286
14,800	Weyerhaeuser Co.	868,168

		916,574

Pharmaceuticals 1.5%
4,300	Abbott Laboratories	205,411
2,100	Eli Lilly & Co.	119,217
3,700	Johnson & Johnson	231,435
12,700	Merck & Co., Inc.	511,429
6,300	Schering-Plough Corp.	128,772

		1,196,264

Pipelines
7,000	Dynegy, Inc. (Class A Stock)*	39,410

Real Estate Investment Trusts 3.7%
6,300	Apartment Investment & Management Co. (Class A Stock)	302,967
2,300	Crescent Real Estate Equities Co.	44,896
15,100	Equity Office Properties Trust	572,441
2,500	Hospitality Properties Trust	108,925
14,100	Host Hotels & Resorts, Inc.	299,202
600	Kilroy Realty Corp.	44,334
1,500	Liberty Property Trust	70,275
2,100	Mack-Cali Realty Corp.	101,451
4,800	New Century Financial Corp.	209,568
4,060	Plum Creek Timber Co.	138,284
8,000	ProLogis	442,800
2,400	Realty Income Corp.	54,912
6,500	Simon Property Group, Inc.	555,945

		2,946,000

Retail & Merchandising 0.6%
2,100	Abercrombie & Fitch Co. (Class A Stock)	111,216
700	Best Buy Co., Inc.	31,738
3,800	J.C. Penney Co., Inc.	239,248
700	Kohl’s Corp.*	39,641
400	Lowe’s Cos., Inc.	11,340
1,800	Nordstrom, Inc.	61,740

		494,923

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Road & Rail 0.3%
3,200	Burlington North Santa Fe Corp.	$220,512

Savings & Loan
200	New York Community Bancorp, Inc.	3,266

Semiconductors 0.1%
2,500	Broadcom Corp. (Class A Stock)*	59,975
300	KLA-Tencor Corp.	12,657
1,800	Xilinx, Inc.	36,522

		109,154

Specialty Retail 1.1%
10,900	Home Depot, Inc.	378,339
19,300	Limited Brands, Inc.	485,588

		863,927

Telecommunications 4.8%
52,300	AT&T, Inc.	1,568,477
8,300	Corning, Inc.*	158,281
4,400	Juniper Networks, Inc.*	59,180
4,400	Motorola, Inc.	100,144
1,600	QUALCOMM, Inc.	56,416
18,400	Sprint Nextel Corp.	364,320
43,700	Verizon Communications, Inc.	1,477,934

		3,784,752

Textiles, Apparel & Luxury Goods 0.3%
2,300	Coach, Inc.*	66,033
6,800	Jones Apparel Group, Inc.	201,280

		267,313

Thrifts & Mortgage Finance 3.9%
21,900	Countrywide Financial Corp.	784,677
10,700	Fannie Mae	512,637
12,300	Freddie Mac	711,678
23,355	Washington Mutual, Inc.	1,043,969

		3,052,961

Transportation 0.8%
3,100	CSX Corp.	188,108
9,800	Norfolk Southern Corp.	425,516

		613,624

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Large Capitalization Value Fund	29

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Utilities 2.4%
8,600	American Electric Power Co., Inc.	$310,632
13,200	CMS Energy Corp.*	184,932
3,500	Consolidated Edison, Inc.	164,045
10,700	Duke Energy Corp.	324,424
8,200	Edison International	339,316
6,200	Northeast Utilities	138,880
1,100	Pinnacle West Capital Corp.	47,311
800	PPL Corp.	27,216
3,300	SCANA Corp.	131,967
2,400	Wisconsin Energy Corp.	101,280
8,000	Xcel Energy, Inc.	160,320

		1,930,323

	Total long-term investments (cost $67,649,846)	79,014,922

SHORT-TERM INVESTMENTS 1.0%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
748,938	(cost $748,938)(w)	748,938

	Total Investments 100.7% (cost $68,398,784; Note 5)	79,763,860
	Liabilities in excess of other assets (0.7%)	(532,827)

	Net Assets 100%	$79,231,033

The following abbreviations are used in portfolio descriptions:

ADR—American	Depositary Receipt
*	Non-income producing security.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2006 was as follows:

Industry

Oil, Gas & Consumable Fuels	11.3%
Insurance	10.5
Commercial Banks	5.4
Financial Services	4.9
Telecommunications	4.8
Thrifts & Mortgage Finance	3.9
Financial - Bank & Trust	3.8

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

Real Estate Investment Trusts	3.7%
Consumer Products & Services	3.1
Media	3.0
Medical Supplies & Equipment	2.7
Chemicals	2.5
Metals & Mining	2.5
Aerospace/Defense	2.4
Utilities	2.4
Healthcare Providers & Services	2.1
Manufacturing	1.8
Electric Utilities	1.6
Automotive Components	1.5
Computer Software	1.5
Pharmaceuticals	1.5
Beverages	1.4
Hotels, Restaurants & Leisure	1.3
Household Durables	1.3
Diversified Financial Services	1.2
Independent Power Producers & Energy Traders	1.2
Paper & Forest Products	1.2
Commercial Services & Supplies	1.1
Energy Equipment & Services	1.1
Industrial Conglomerates	1.1
Specialty Retail	1.1
Affiliated Money Market Mutual Fund	1.0
IT Services	1.0
Transportation	0.8
Building Products	0.7
Machinery	0.7
Computer Services & Software	0.6
Food Products	0.6
Foods	0.6
Household Products	0.6
Retail & Merchandising	0.6
Computer Hardware	0.4
Financial - Brokerage	0.4
Multi-Line Retail	0.4
Multi-Utilities	0.4
Banks	0.3
Construction	0.3
Food & Staples Retailing	0.3
Road & Rail	0.3
Textiles, Apparel & Luxury Goods	0.3
Biotechnology	0.2
Electric - Integrated	0.2
Exchange Traded Funds	0.2
Building & Construction	0.1

Cable Television	0.1
Computers & Peripherals	0.1

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Large Capitalization Value Fund	31

Portfolio of Investments

as of July 31, 2006 Cont’d.

Diversified	0.1%
Hotels & Motels	0.1
Industrial Products	0.1
Networking/Telecom Equipment	0.1
Office Equipment	0.1
Semiconductors	0.1
Broadcasting	—	*
Clothing & Apparel	—	*
Electronic Components	—	*
Entertainment & Leisure	—	*
Food - Wholesale	—	*
Internet Services	—	*
Oil & Field Services	—	*
Pipelines	—	*
Savings & Loan	—	*

	100.7
Liabilities in excess of other assets	(0.7)

	100.0%

*	Percentage is less than .05%.

See Notes to Financial Statements.

32	Visit our website at www.strategicpartners.com

ANNUAL REPORT

JULY 31, 2006

STRATEGIC PARTNERS

SMALL CAPITALIZATION VALUE FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of July 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.1%
COMMON STOCKS

Aerospace 2.2%
5,915	AAR Corp.*	$140,067
3,212	Alliant Techsystems, Inc.(a)*	257,410
20,250	DRS Technologies, Inc.	937,372
28,600	Esterline Technologies Corp.*	1,210,638
15,260	Fairchild Corp. (Class A Stock)*	34,488
6,560	Herley Industries, Inc.*	70,389
67,970	Kaman Corp. (Class A Stock)	1,247,249
80,875	Moog, Inc. (Class A Stock)*	2,805,554
9,835	Sequa Corp. (Class A Stock)*	797,225
575	Sequa Corp. (Class B Stock)*	46,575

		7,546,967

Aerospace & Defense 0.9%
96,000	Curtiss-Wright Corp. (Class B Stock)(a)	2,789,760
8,878	Teledyne Technologies, Inc.*	338,784

		3,128,544

Airlines 0.6%
84,000	Skywest, Inc.	2,037,000

Auto Components 0.4%
75,000	Arvinmeritor, Inc.	1,234,500

Automobile Manufacturers 0.2%
660	Monaco Coach Corp.	7,029
12,230	Monro Muffler Brake, Inc.	379,252
2,520	Navistar International Corp.*	56,347
2,020	Thor Industries, Inc.	86,537

		529,165

Automotive Parts 0.5%
18,674	Aftermarket Technology Corp.	408,213
9,670	American Axle & Manufacturing Holdings, Inc.	158,394
6,240	BorgWarner, Inc.	374,400
14,520	Cooper Tire & Rubber Co.(a)	145,055
3,280	Dana Corp.	7,413
12,875	Midas, Inc.*	222,094
19,660	Pep Boys - Manny, Moe & Jack	211,935
5,743	Proliance International, Inc.*	25,097

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

24,700	Schieb, (Earl), Inc.*	$90,155
3,205	Standard Motor Products, Inc.	24,999

		1,667,755

Beverages 0.2%
8,040	Boston Beer Co., Inc. (Class A Stock)	236,778
4,040	Farmer Brothers Co.	84,759
3,600	Genesee Corp.*	6,660
14,000	Pepsiamericas, Inc.	316,400

		644,597

Broadcasting 0.8%
1,970	Beasley Broadcast Group, Inc.	13,888
15,092	Belo Corp. (Class A Stock)	243,283
78,585	Crown Media Holdings, Inc.(a)*	316,697
14,875	E.W. Scripps Co. (Class A Stock)	635,609
4,665	Fisher Communications, Inc.*	188,886
16,176	Gray Television, Inc.	108,703
1,320	Gray Television, Inc. (Class A Stock)	9,524
284	Liberty Global, Inc. Series C	6,015
7,220	Lin TV Corp. (Class A Stock)*	47,508
16,595	Media General, Inc. (Class A Stock)	604,556
4,025	Nexstar Broadcasting Group, Inc. (Class A Stock)*	16,502
4,451	Salem Communications Corp. (Class A Stock)*	53,991
52,680	Sinclair Broadcast Group, Inc. (Class A Stock)	443,566
6,155	Spanish Broadcasting Systems, Inc. (Class A Stock)*	28,375
1,520	WPT Enterprises, Inc.*	6,931
12,875	Young Broadcasting, Inc. (Class A Stock)*	40,556

		2,764,590

Building Materials 0.5%
22,346	Apogee Enterprises, Inc.	321,112
384	Florida Rock Industries, Inc.	14,615
43,230	Gibraltar Industries, Inc.	1,194,445
8,833	Modine Manufacturing Co.	208,194
2,545	Skyline Corp.	96,226
503	Texas Industries, Inc.	24,838

		1,859,430

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	35

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Building Products 1.7%
78,000	Crane Co.	$2,995,200
86,395	Lennox International, Inc.	1,970,670
32,600	Simpson Manufacturing Co, Inc.(a)	912,800

		5,878,670

Business Services 1.6%
36,300	Administaff, Inc.	1,147,443
145,075	Edgewater Technology, Inc.*	873,351
35,865	Epoch Holding Corp.*	166,772
2,643	Fair Isaac Corp.	89,281
6,730	GP Strategies Corp.	50,004
15,192	Saga Communications, Inc. (Class A Stock)*	115,459
42,300	URS Corp.*	1,675,080
36,700	Waste Connections, Inc.*	1,371,846

		5,489,236

Cable Television 0.5%
71,133	Cablevision Systems New York Group (Class A Stock)	1,582,709
290	Liberty Global, Inc. (Class A Stock)	6,337
9,680	Mediacom Communications Corp. (Class A Stock)*	60,984

		1,650,030

Capital Markets
9,200	W.P. Stewart & Co. Ltd. (Bermuda)	97,980

Chemicals 3.7%
3,530	Airgas, Inc.	127,963
16,858	Arch Chemicals, Inc.	597,448
6,718	Cytec Industries, Inc.	358,808
25,950	Ferro Corp.	419,093
4,615	FMC Corp.	284,699
640	Fuller, (H.B.) Co.	25,587
31,920	Hercules, Inc.*	443,688
660	Huntsman Corp.	10,527
18,500	Lubrizol Corp. (The)	791,245
36,045	MacDermid, Inc.	974,296
65,000	Methanex Corp. (Canada)	1,242,800
12,475	NewMarket Corp.	621,006
6,305	Nova Chemicals Corp. (Canada)	186,439
119,770	Olin Corp.(a)	1,919,913
16,080	Omnova Solutions, Inc.*	96,962

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

55,000	RPM International, Inc.	$1,030,700
2,385	Schulman, (A.), Inc.	52,184
112,500	Sensient Technologies Corp.	2,243,250
7,046	TETRA Technologies, Inc.*	201,586
42,400	Valspar Corp.	1,044,312

		12,672,506

Clothing & Apparel 0.9%
19,660	Hartmarx Corp.*	123,072
61,700	Phillips-Van Heusen Corp.	2,192,201
62,700	Stein Mart, Inc.	808,203

		3,123,476

Commercial Banks 1.0%
41,219	Bancorpsouth, Inc.	1,127,340
37,400	Old National Bancorp.	713,592
21,000	Provident Bankshares Corp.	772,170
32,200	Susquehanna Bancshares, Inc.	778,596

		3,391,698

Commercial Services 1.6%
52,445	Aaron Rents, Inc.(a)	1,266,022
27,725	Ace Cash Express, Inc.*	817,056
4,920	BearingPoint, Inc.(a)*	39,360
8,880	Electro Rental Corp.*	131,690
48,100	Healthcare Services Group, Inc.	1,039,441
4,384	PAREXEL International Corp.*	130,073
30,000	Pharmaceutical Product Development, Inc.	1,154,400
39,450	Universal Technical Institute, Inc.*	794,129
10,123	Valassis Communications, Inc.*	207,825

		5,579,996

Commercial Services & Supplies 0.9%
51,705	Banta Corp.	1,826,738
26,700	Harland, (John H.) Co.	1,049,577
9,700	Schawk, Inc.	160,632

		3,036,947

Computer Hardware 0.1%
16,690	Perot Systems Corp. (Class A Stock)	222,311
14,070	Synopsys, Inc.	251,853

		474,164

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	37

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Computer Services & Software 1.9%
12,993	Avocent Corp.*	$332,361
16,400	Baldwin Technology Co., Inc. (Class A Stock)*	87,084
23,791	BISYS Group, Inc. (The)*	292,153
6,825	Blackbaud, Inc.	142,369
16,400	Global Payments, Inc.	697,656
762	GSE Systems, Inc.	3,086
4,152	Intergraph Corp.	147,521
16,040	Micros Systems, Inc.	641,600
1,500	MoneyGram International, Inc.	45,975
38,573	Parametric Technology Corp.*	596,339
29,475	Reynolds & Reynolds Co. (Class A Stock)	1,043,120
18,778	Sybase, Inc.	395,277
12,500	Team, Inc.	309,000
9,858	THQ, Inc.(a)	223,678
67,500	Tyler Technologies, Inc.*	811,350
15,132	Watson Wyatt & Co. Holdings	498,751
45,100	Xanser Corp.*	223,696

		6,491,016

Conglomerates 0.3%
1,522	Alleghany Corp.	420,787
967	Brink’s Co. (The)	53,272
23,889	Griffon Corp.(a)*	540,369
990	Park Ohio Holdings Corp.*	16,573

		1,031,001

Construction 0.9%
4,355	Cavco Industries, Inc.*	142,626
32,788	Champion Enterprises, Inc.*	217,385
27,300	Dycom Industries, Inc.	491,127
4,760	Fleetwood Enterprises, Inc.*	33,891
18,500	Hovnanian Enterprises, Inc. (Class A Stock)(a)*	506,715
10,746	Insituform Technologies, Inc. (Class A Stock)*	231,576
510	KB Home	21,685
63,600	Standard Pacific Corp.	1,420,188

		3,065,193

Consumer Finance
7,900	Advance America Cash Advance Centers, Inc.	105,228

Consumer Products & Services 1.0%
5,123	Adesa, Inc.	104,560
1,009	Alberto-Culver Co. (Class B Stock)	49,179

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

6,885	American Greetings Corp. (Class A Stock)	$155,119
1,320	Aviall, Inc.*	62,740
990	Bowlin Travel Centers, Inc.*	1,856
3,120	Chemed Corp.	114,754
6,156	Church and Dwight Co., Inc.	224,694
14,411	CNS, Inc.	327,418
55,237	Elizabeth Arden, Inc.*	932,400
1,010	Energizer Holdings, Inc.*	64,266
21,735	Fedders Corp.	48,904
500	Fortune Brands, Inc.	36,260
24,207	Interface, Inc. (Class A Stock)	297,020
4,413	Jarden Corp.(a)*	127,933
3,482	Marine Products Corp.	29,806
1,640	National Patent Development Corp.*	2,575
8,040	Oil-Dri Corp. of America	160,157
17,850	Revlon, Inc. (Class A Stock)	16,779
2,873	Rollins, Inc.	60,706
16,091	Schiff Nutrition International*	109,419
12,150	Scotts Co. (The) (Class A Stock)	476,644

		3,403,189

Containers & Packaging 0.9%
8,080	Bemis Co., Inc.	248,056
11,845	Crown Holdings, Inc.*	197,338
9,145	Greif, Inc. (Class A Stock)	632,925
4,845	Pactiv Corp.*	118,751
110,000	Rock-Tenn Co.	1,890,900

		3,087,970

Distribution/Wholesale 0.5%
36,105	Watsco, Inc.	1,600,174

Distributors 0.2%
72,000	Handleman Co.(a)	511,200

Diversified 0.3%
118	ACCO Brands Corp.*	2,316
21,294	Federal Signal Corp.	317,920
46,400	Jacuzzi Brands, Inc.*	389,760
4,040	Standex International Corp.	110,534
2,055	Tredegar Corp.	32,510

		853,040

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	39

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Diversified Telecommunication Services 0.4%
70,000	Iowa Telecommunications Services, Inc.	$1,363,600

Education 0.3%
9,725	Strayer Education, Inc.	1,053,704

Electric Utilities 1.6%
53,000	Cleco Corp.	1,310,160
79,720	Duquesne Light Holdings, Inc.	1,552,148
117,128	Westar Energy, Inc.	2,705,657

		5,567,965

Electrical Equipment 0.9%
44,189	Acuity Brands, Inc.	1,932,385
31,600	Regal-Beloit Corp.(a)	1,256,100

		3,188,485

Electronic Components 3.7%
9,680	Agere Systems, Inc.*	140,941
2,790	AMETEK, Inc.	118,352
17,280	Avnet, Inc.(a)*	314,496
990	Baldor Electric Co.	29,304
11,452	Belden CDT, Inc.	371,617
57,200	Checkpoint Systems, Inc.	943,800
74,130	CTS Corp.	1,068,213
3,925	EDO Corp.(a)	88,077
268	ESCO Technologies, Inc.*	14,121
98,120	FLIR Systems, Inc.(a)*	2,355,861
8,200	Franklin Electric Co., Inc.	390,074
4,025	GrafTech International Ltd.*	21,614
54,575	International DisplayWorks, Inc.(a)*	259,777
24,100	Katy Industries, Inc.*	56,635
15,750	Lamson & Sessions Co.(a)*	441,472
2,460	Landauer, Inc.	115,054
660	Lecroy Corp.*	9,035
10,350	Littelfuse, Inc.*	349,623
2,385	Magnetek, Inc.*	6,702
2,545	Methode Electronics, Inc. (Class A Stock)	20,360
4,025	Mosys, Inc.	28,900
14,875	Park Electrochemical Corp.	366,371
511	Parker Hannifin Corp.	36,915
2,001	Pentair, Inc.	57,469
48,975	Pike Electric Corp.*	882,040

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

20,893	Richardson Electronics Ltd.	$147,922
660	Rockwell Automation, Inc.	40,907
361,600	Sanmina-SCI Corp.*	1,251,136
5,495	SL Industries, Inc.*	89,239
10,947	The Empire District Electric Co.	243,790
50,400	Thomas & Betts Corp.*	2,385,432
10,225	Trans-Lux Corp.	59,305

		12,704,554

Energy Equipment & Services 0.9%
18,000	Frontier Oil Corp.	634,500
38,000	Holly Corp.	1,922,800
11,000	Tidewater, Inc.	524,810

		3,082,110

Entertainment & Leisure 1.2%
12,207	Bally Technologies, Inc.(a)*	200,927
2,456	Brunswick Corp.	72,624
7,305	Churchill Downs, Inc.	282,923
25,170	Dollar Thrifty Automotive Group	1,126,609
45,376	Dover Downs Gaming & Entertainment, Inc.	728,285
3,293	Dover Motorsports, Inc.	19,396
4,263	Gaylord Entertainment Co.*	162,932
660	International Speedway Corp. (Class A Stock)	29,865
2,300	Kerzner International Ltd. (Bahamas)(a)*	184,000
24,110	Magna Entertainment Corp.*	130,435
37,045	Pinnacle Entertainment, Inc.*	1,016,144
1,640	Premier Parks, Inc.*	8,659
22,351	Topps Co., Inc. (The)	182,608
3,947	Vail Resorts, Inc.*	136,448

		4,281,855

Environmental Services 0.3%
14,800	Allied Waste Industries, Inc.*	150,368
2,875	Catalytica Energy Systems, Inc.*	2,789
6,251	Clean Harbors, Inc.*	230,599
5,335	Republic Services, Inc.	214,254
19,750	Tetra Tech, Inc.*	316,592

		914,602

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	41

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Equipment Services 0.1%
6,155	Gerber Scientific, Inc.*	$94,356
11,235	Industrial Distribution Group, Inc.*	97,071

		191,427

Exchange Traded Funds 2.3%
96,953	iShares Russell 2000 Value Index Fund(a)	6,915,658
12,640	iShares S&P SmallCap 600 Barra Value Index Fund(a)	850,672

		7,766,330

Financial - Bank & Trust 2.6%
6,100	Astoria Financial Corp.	181,475
31,732	Bank Mutual Corp.	390,938
73,332	BankAtlantic Bancorp, Inc. (Class A Stock)	1,017,848
14,000	BankUnited Financial Corp. (Class A Stock)	414,260
19,250	Cardinal Financial Corp.*	205,397
926	Crazy Woman Creek Bancorp, Inc.	15,279
25,818	First Financial Bancorp(a)	385,463
16,026	First Republic Bank (CA)	681,586
25,941	FirstMerit Corp.	568,627
7,109	NewAlliance Bancshares, Inc.	100,308
24,800	Oriental Financial Group, Inc.	311,736
48,200	Pacific Capital Bancorp	1,419,972
7,583	Rainier Pacific Financial Group, Inc.	139,603
11,829	Signature Bank*	380,066
1,386	Sovereign Bancorp, Inc.	28,607
40,400	Sterling Financial Corp. (WA)	1,291,588
1,200	Student Loan Corp. (The)	215,700
10,850	SVB Financial Group*	486,297
5,894	TCF Financial Corp.	158,608
16,738	UMB Financial Corp.	575,285
1,520	Webster Financial Corp.	71,683

		9,040,326

Financial - Brokerage 1.1%
16,885	BKF Capital Group, Inc.(a)	67,033
49,800	Jefferies Group, Inc.	1,293,804
83,928	Raymond James Financial, Inc.	2,438,948

		3,799,785

Financial Services 1.9%
27,800	Accredited Home Lenders Holding Co.(a)*	1,260,174
7,550	AmeriCredit Corp.	185,655

See Notes to Financial Statements.

42	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

67,000	Asset Acceptance Capital Corp.	$1,218,060
1,448	CIT Group, Inc.	66,478
15,500	Eaton Vance Corp.	383,780
23,275	Financial Federal Corp.(a)	625,399
7,850	First Cash Financial Services, Inc.	149,386
11,345	Interactive Data Corp.	213,399
29,750	MB Financial, Inc.(a)	1,057,910
4,400	PrivateBancorp, Inc.(a)	206,844
10,585	Southwest Secs Group, Inc.	275,951
13,409	South Financial Group, Inc. (The)	362,311
24,950	UCBH Holdings, Inc.	416,166

		6,421,513

Food & Drug Retailers 0.3%
44,600	Ruddick Corp.	1,091,808

Food Products 2.6%
55,000	Chiquita Brands International, Inc.	739,200
83,487	Corn Products International, Inc.	2,776,778
68,000	Fresh del Monte Produce, Inc. (Cayman Islands)(a)	1,142,400
82,000	Pilgrim’s Pride Corp.	2,095,920
20,800	Sanderson Farms, Inc.(a)	538,928
34,767	Smucker, (J.M.) Co. (The)	1,551,651

		8,844,877

Foods 0.7%
1,640	Archer-Daniels-Midland Co.	72,160
3,243	Del Monte Foods Co.	33,987
49,610	Flowers Foods, Inc.	1,412,893
2,385	Hain Celestial Group, Inc.*	51,516
20,160	Ingles Markets, Inc. (Class A Stock)	404,208
6,895	Ralcorp Holdings, Inc.	287,383
750	Suprema Specialties, Inc.*	—
2,074	Tootsie Roll Industries, Inc.	56,309

		2,318,456

Furniture 0.2%
7,600	Harman International Industries, Inc.	609,520

Gas Utilities 2.8%
40,000	Atmos Energy Corp.	1,150,800
87,415	Cascade Natural Gas Corp.	2,265,797
14,000	Energen Corp.	596,680

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	43

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

10,000	National Fuel Gas Co.	$371,400
37,000	Peoples Energy Corp.	1,561,770
50,000	Southwest Gas Corp.	1,646,500
17,000	UGI Corp.	422,450
48,952	WGL Holdings, Inc.	1,470,028

		9,485,425

Healthcare Equipment & Supplies 0.6%
40,000	Arrow International, Inc.	1,269,200
6,000	Hillenbrand Industries, Inc.	297,960
27,000	Invacare Corp.	567,810

		2,134,970

Healthcare Providers & Services 0.4%
48,180	Owens & Minor, Inc.	1,455,518

Healthcare Services 3.5%
8,300	Amedisys, Inc.(a)*	316,977
65,500	AMERIGROUP Corp.*	1,906,050
13,100	Covance, Inc.(a)	835,256
70,300	Healthsouth Rehabilitation Corp.*	277,685
48,767	Healthways, Inc.(a)*	2,619,763
898	Laboratory Corp. of America Holdings*	57,849
35,625	LHC Group, Inc.*	753,113
3,599	National Dentex Corp.*	82,597
33,350	Pediatrix Medical Group, Inc.*	1,414,040
15,495	Res-Care, Inc.*	294,715
54,500	Sunrise Senior Living, Inc.	1,573,960
4,340	Triad Hospitals, Inc.*	169,130
3,094	Universal Health Services, Inc. (Class B Stock)	173,264
86,000	Werner Enterprises, Inc.	1,548,000

		12,022,399

Hotels & Motels 0.5%
34,335	Aztar Corp.*	1,776,493

Household Durables 0.9%
27,900	Ethan Allen Interiors, Inc.	1,041,228
27,000	Lancaster Colony Corp.	1,034,640
7,000	M.D.C. Holdings, Inc.	305,410
24,000	M/I Homes, Inc.(a)	773,280

		3,154,558

See Notes to Financial Statements.

44	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Industrial Conglomerates 0.1%
8,600	Teleflex, Inc.	$490,974

Industrial Products 1.1%
621	Carlisle Cos., Inc.	49,612
2,385	Core Molding Technologies, Inc.*	14,048
5,005	Donaldson Co., Inc.	164,614
4,102	EnPro Industries, Inc.*	128,311
43,283	Flanders Corp.*	390,413
52,982	Myers Industries, Inc.	881,620
16,074	Precision Castparts Corp.	958,814
20,150	Robbins & Myers, Inc.	540,020
3,663	Watts Water Technologies, Inc. (Class A Stock)	106,703
10,346	WESCO International, Inc.*	602,654

		3,836,809

Insurance 5.7%
27,845	American Equity Investment Life Holding Co.	303,232
5,500	American Financial Group, Inc.	231,605
18,200	Amerus Group Co.	1,221,038
10,065	Argonaut Group, Inc.*	293,495
5,040	CNA Surety Corp.*	91,980
86,204	Commerce Group, Inc.	2,604,223
96,675	Delphi Financial Group, Inc. (Class A Stock)	3,682,351
820	Everest Reinsurance Group Ltd. (Bermuda)	77,580
45,735	Hilb, Rogal & Hobbs Co.	1,852,268
18,098	Horace Mann Educators Corp.	307,123
8,500	Infinity Property & Casual Corp.	349,265
17,400	Landamerica Financial Group, Inc.(a)	1,110,642
820	Midland Co.	30,750
76,452	Philadelphia Consolidated Holding Corp.*	2,589,429
16,210	Platinum Underwriters Holdings Ltd. (Bermuda)	458,581
8,560	PMI Group, Inc. (The)	363,458
11,348	ProAssurance Corp.*	564,109
4,600	Protective Life Corp.	213,026
10,600	Scottish Re Group Ltd (Cayman Islands)	42,294
38,165	State Auto Financial Corp.	1,152,583
7,896	U.S.I. Holdings Corp.*	98,068
61,335	United Fire & Casualty Co.	1,831,463

		19,468,563

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	45

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Internet Services 0.1%
11,618	Stellent, Inc.	$109,209
30,600	Vignette Corp.*	397,494

		506,703

Lumber & Wood Products
1,480	Deltic Timber Corp.	73,082

Machinery 5.6%
47,632	Albany International Corp. (Class A Stock)(a)	1,711,418
65,600	Barnes Group, Inc.	1,115,856
40,900	Briggs & Stratton Corp.(a)	1,047,040
67,350	Bucyrus International, Inc. (Class A Stock)	3,280,618
2,960	Carbo Ceramics, Inc.	115,114
14,823	Clarcor, Inc.	421,418
6,400	Flowserve Corp.*	331,520
24,700	GenCorp, Inc.(a)*	363,337
2,959	Graco, Inc.	116,259
17,100	Harsco Corp.	1,378,431
27,361	IDEX Corp.	1,188,835
18,135	Kadant, Inc.*	379,203
29,312	Kaydon Corp.	1,062,560
19,500	Kennametal, Inc.	1,038,375
27,200	Lincoln Electric Holdings, Inc.	1,560,736
1,830	Lone Star Technologies, Inc.*	86,193
51,000	Mueller Industries, Inc.	1,873,740
3,289	Smith, (A.O.) Corp.	140,967
39,554	Snap-On, Inc.	1,661,664
3,205	Starrett (L.S.) Co. (Class A Stock)	42,466
9,234	Tennant Co.	219,492
1,134	Toro Co.	46,959

		19,182,201

Machinery & Equipment 0.4%
15,200	Actuant Corp. (Class A Stock)	668,952
17,425	Nordson Corp.	792,838

		1,461,790

Manufacturing 0.6%
10,991	AptarGroup, Inc.	566,037
102,200	Hexcel Corp.(a)*	1,468,614

		2,034,651

See Notes to Financial Statements.

46	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Media 0.4%
155,580	Journal Register Co.	$1,191,743
1,749	Triple Crown Media, Inc.*	13,485
990	TVSL SA (Luxembourg)	99

		1,205,327

Medical Supplies & Equipment 1.2%
16,276	Coherent, Inc.*	521,809
41,500	Cooper Cos., Inc. (The)(a)	1,834,300
5,335	Exactech, Inc.*	74,423
353	Fisher Scientific International, Inc.*	26,161
7,315	ICU Medical, Inc.*	305,621
255	Inverness Medical Innovations, Inc.*	7,584
1,520	Invitrogen Corp.*	93,921
6,400	Kensey Nash Corp.*	180,864
1,749	Lifecore Biomedical, Inc.*	25,815
18,673	Medical Action Industries, Inc.	413,980
7,183	Orthofix International NV*	283,010
3,161	PolyMedica Corp.	122,362
1,968	Possis Medical, Inc.*	16,452
3,120	Regeneration Technologies, Inc.*	18,221
1,010	Schein, (Henry), Inc.*	47,884
330	Sirona Dental System, Inc.	11,019
1,135	SurModics, Inc.(a)*	40,576
4,040	Thoratec Corp.*	55,752

		4,079,754

Metals & Mining 2.2%
40,000	Agnico Eagle Mines Ltd. (Canada)(a)	1,431,600
5,990	Barrick Gold Corp. (Canada)	184,492
515	Chaparral Steel Co.*	36,148
13,850	CIRCOR International, Inc.	385,722
24,600	Cleveland-Cliffs, Inc.(a)	889,290
40,000	Commercial Metals Co.	907,600
3,530	Layne Christensen Co.*	102,511
15,000	Massey Energy Co.	400,800
12,140	Material Sciences Corp.*	114,359
37,500	Quanex Corp.	1,360,875
57,600	Timken Co.	1,854,720
1,640	Worthington Industries, Inc.	33,489

		7,701,606

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	47

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Miscellaneous Manufacturing 0.5%
7,517	Mettler-Toledo International, Inc.*	$462,521
45,900	Winnebago Industries(a)	1,326,969

		1,789,490

Multi-Utilities 0.3%
42,000	Vectren Corp.	1,168,020

Office Equipment 0.8%
769	HNI Corp.	31,229
36,890	McGrath Rentcorp	996,768
33,210	Nashua Corp.*	224,167
49,507	School Specialty, Inc.*	1,584,224

		2,836,388

Oil & Gas Exploration/Production 0.1%
11,014	Mariner Energy, Inc.*	198,362

Oil, Gas & Consumable Fuels 8.2%
13,075	AGL Resources, Inc.	510,186
33,875	Arena Resources, Inc.	1,253,375
6,913	Atlas America, Inc.	313,574
13,356	Berry Petroleum Co. (Class A Stock)	449,296
72,575	Birch Mountain Resources Ltd.(a)*	306,992
109,600	Cabot Oil & Gas Corp.(a)	5,781,400
29,740	Callon Petroleum Co.*	554,651
4,515	Devon Energy Corp.	291,850
1,640	El Paso Corp.	26,240
1,256	EOG Resources, Inc.	93,132
2,140	Equitable Resources, Inc.	77,061
13,611	Forest Oil Corp.*	456,105
59,525	Gulfport Energy Corp.	727,991
500	Gyrodyne Co. of America, Inc.*	24,043
33,300	Houston Exploration Co.	2,126,538
801	Hugoton Royalty Trust	24,911
1,479	Key Energy Services, Inc.*	21,815
8,825	Lufkin Industries, Inc.	547,238
8,200	Newpark Resources, Inc.*	50,266
415	Noble Corp. (Cayman Islands)	29,776
74,825	Oceaneering International, Inc.*	3,271,349
42,600	ONEOK, Inc.	1,585,146
1,520	Pioneer Natural Resources Co.	68,932
41,400	Range Resources Corp.	1,163,754

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

1,810	Rowan Cos., Inc.	$61,305
2,953	RPC, Inc.	67,919
39,200	St. Mary Land & Exploration Co.	1,685,600
61,063	Swift Energy Co.*	2,931,024
27,800	Universal Compression Holdings, Inc.*	1,770,860
11,994	W-H Energy Services, Inc.*	659,910
9,000	Western Gas Resource, Inc.	545,760
13,447	XTO Energy, Inc.	631,875

		28,109,874

Paper & Forest Products 0.1%
11,413	Neenah Paper, Inc.	335,999
6,585	Schweitzer-Mauduit International, Inc.	133,214

		469,213

Personal Services
2,385	Matthews International Corp. (Class A Stock)	81,901

Pharmaceuticals 0.1%
5,125	Barr Pharmaceuticals, Inc.	255,020
488	Medco Health Solutions, Inc.*	28,953
3,739	West Pharmaceutical Services, Inc.	145,073

		429,046

Printing & Publishing 0.1%
2,212	Bowne & Co., Inc.	30,680
6,473	Courier Corp.	231,475
1,740	Journal Communications, Inc. (Class A Stock)	18,357
2,055	McClatchy Co.	87,111
34,610	PRIMEDIA, Inc.*	57,799

		425,422

Real Estate 0.6%
2,385	Cavalier Homes, Inc.*	11,043
2,055	Griffin Land & Nurseries, Inc.*	65,143
3,570	Harbor Global Co. (Bermuda)	32,576
46,900	Meritage Homes Corp.(a)*	1,818,313

		1,927,075

Real Estate Investment Trusts 3.2%
8,680	Arbor Realty Trust, Inc.	223,684
30,650	Ashford Hospital	360,138
25,483	Education Realty Trust, Inc.	398,299

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	49

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

46,261	Equity One, Inc.	$1,011,728
21,000	First Industrial Realty Trust, Inc.(a)	845,880
49,075	Healthcare Realty Trust, Inc.(a)	1,623,892
38,415	Highland Hospitality Corp.	512,840
38,100	HRPT Properties Trust	447,675
25,916	Innkeepers USA Trust	437,203
92,675	MFA Mortgage Investments, Inc.	635,750
39,100	Nationwide Health Properties, Inc.(a)	927,452
34,300	New Plan Excel Realty Trust	889,056
29,016	Potlatch Holding Co.	1,004,244
15,250	Redwood Trust, Inc.	725,595
6,100	SL Green Realty Corp.	697,230
2,520	Sun Communities, Inc.	80,438
21,127	Winston Hotels, Inc.	259,862

		11,080,966

Restaurants 0.5%
9,405	Applebee’s International, Inc.	167,033
34,840	Steak N Shake Co. (The)*	514,935
3,260	Triarc Cos., Inc. (Class A Stock)	49,813
67,284	Triarc Cos., Inc. (Class B Stock)	941,303
543	Wendy’s International, Inc.	32,667

		1,705,751

Retail & Merchandising 1.9%
500	Big 5 Sporting Goods Corp.	9,715
2,020	Bon-Ton Stores, Inc.	49,833
10,730	Brinker International, Inc.	347,652
12,536	Casey’s General Stores, Inc.	283,690
5,798	CEC Entertainment, Inc.*	171,215
15,662	CSK Auto Corp.*	189,667
11,345	Delias, Inc.*	83,726
11,607	Foot Locker, Inc.	315,362
2,605	Gander Mountain Co.(a)*	14,744
18,786	Hot Topic, Inc.*	276,342
6,569	Men’s Wearhouse, Inc. (The)*	204,362
18,360	Movado Group, Inc.	413,651
1,280	Office Depot, Inc.*	46,144
1,480	OfficeMax, Inc.	60,843
11,564	Pacific Sunwear of California, Inc.	192,888
17,509	Paxar Corp.*	322,516
28,437	Regis Corp.	957,758
109,605	Sonic Corp.*	2,157,026

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

19,876	The Finish Line, Inc.	$244,475
8,191	Unifirst Corp.	254,658

		6,596,267

Road & Rail 0.6%
44,500	Arkansas Best Corp.	1,977,135

Semiconductors 0.3%
23,125	ATMI, Inc.*	614,431
8,921	Axcelis Technologies, Inc.*	49,333
10,080	Omnivision Technologies, Inc.*	191,520

		855,284

Specialty Retail 1.0%
36,300	Borders Group, Inc.	690,063
21,573	Claire’s Stores, Inc.	539,972
107,175	United Auto Group, Inc.	2,292,473

		3,522,508

Telecommunications 0.9%
29,440	Acme Communications, Inc.*	150,144
20,452	Aeroflex, Inc.*	207,383
5,672	Alloy, Inc.*	55,472
138	Alltel Corp.	7,614
2,500	American Tower Corp. (Class A Stock)	84,500
9,346	Arris Group, Inc.	99,909
5,971	Black Box Corp.	245,468
7,335	Centennial Communications, Inc.*	39,022
45,090	Cincinnati Bell, Inc.*	180,811
7,220	Commonwealth Telephone Enterprises, Inc.*	241,942
4,920	Corning, Inc.*	93,825
18,533	D & E Communications, Inc.	223,323
17,300	Dobson Communications Corp. (Class A Stock)(a)*	116,083
41	Embarq Corp.	1,855
4,100	Open JT Stk Co - Vimpel Sponsored, ADR (Russia)*	197,620
16,293	Plantronics, Inc.	253,519
27,201	Powerwave Technologies, Inc.*	215,976
6,400	Rural Cellular Corp.*	54,400
838	Sprint Nextel Corp.	16,592
1,320	Stratos International, Inc.*	8,448
6,400	Sycamore Networks, Inc.	23,296

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	51

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

52,300	Tekelec*	$538,167
142	Windstream, Corp.	1,779

		3,057,148

Textiles, Apparel & Luxury Goods 0.8%
11,400	Brown Shoe Co., Inc.	369,132
39,400	Kellwood Co.	1,042,130
74,000	Russell Corp.	1,332,740

		2,744,002

Thrifts & Mortgage Finance 0.5%
43,800	Fremont General Corp.	777,450
39,700	Washington Federal, Inc.	888,089

		1,665,539

Tobacco 0.3%
5,000	Loews Corp. - Carolina Group	286,900
17,400	Universal Corp.	614,568

		901,468

Transportation 1.0%
9,050	Amerco*	798,210
30,405	Arlington Tankers Ltd.	677,727
12,057	Genesee & Wyoming, Inc. (Class A Stock)(a)*	317,220
4,920	Grupo TMM SA de C.V., ADR (Mexico)*	14,416
3,040	HUB Group, Inc. (Class A Stock)	68,643
16,405	Kansas City Southern Industries*	403,891
4,808	Laidlaw International, Inc.	127,412
20,775	Landstar System, Inc.(a)	886,885
4,040	Ryder System, Inc.	203,616

		3,498,020

Transportation Infrastructure 0.9%
13,600	Frontline Ltd. (Bermuda)(a)	529,720
55,000	General Maritime Corp. (Marshall Islands)	1,996,500
10,000	Teekay Shipping Corp. (Marshall Islands)	429,600

		2,955,820

Utilities 1.9%
2,960	AES Corp.(a)*	58,786
508	Allete, Inc.	23,581
4,640	Alliant Energy Corp.	167,875

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

36,985	Aquila, Inc.*	$164,213
15,995	CH Energy Group, Inc.	793,192
3,203	Connecticut Water Service, Inc.	72,484
3,205	DPL, Inc.	88,971
43,300	El Paso Electric Co.*	949,136
1,970	Florida Public Utilities Co.	26,398
58,891	Headwaters, Inc.(a)*	1,362,738
11,180	Idacorp, Inc.	416,790
1,320	Maine & Maritimes Corp.	21,318
4,355	MGE Energy, Inc.	141,450
55,100	PNM Resources, Inc.	1,477,231
17,247	Southern Union Co.	468,072
1,320	TXU Corp.	84,784
6,182	Wisconsin Energy Corp.	260,880

		6,577,899

	Total long-term investments (cost $279,777,219)	329,839,600

SHORT-TERM INVESTMENTS 18.3%

Affiliated Money Market Mutual Fund
62,928,653	Dryden Core Investment Fund - Taxable Money Market Series(b)(c) (Note 3) (cost $62,928,653; includes $48,752,816 of cash collateral received for securities on loan)(b)(c) (Note 3)	62,928,653

	Total Investments 114.4% (cost $342,705,872; Note 5)	392,768,253
	Liabilities in excess of other assets (14.4%)	(49,354,862)

	Net Assets 100%	$343,413,391

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $46,805,894; cash collateral of $48,752,816 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	53

Portfolio of Investments

as of July 31, 2006 Cont’d.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2006 was as follows:

Industry
Affiliated Money Market Mutual Fund	18.3%
Oil, Gas & Consumable Fuels	8.2
Insurance	5.7
Machinery	5.6
Chemicals	3.7
Electronic Components	3.7
Healthcare Services	3.5
Real Estate Investment Trusts	3.2
Gas Utilities	2.8
Financial - Bank & Trust	2.6
Food Products	2.6
Exchange Traded Funds	2.3
Aerospace	2.2
Metals & Mining	2.2
Computer Services & Software	1.9
Financial Services	1.9
Retail & Merchandising	1.9
Utilities	1.9
Building Products	1.7
Business Services	1.6
Commercial Services	1.6
Electric Utilities	1.6
Entertainment & Leisure	1.2
Medical Supplies & Equipment	1.2
Financial - Brokerage	1.1
Industrial Products	1.1
Commercial Banks	1.0
Consumer Products & Services	1.0
Specialty Retail	1.0
Transportation	1.0
Aerospace & Defense	0.9
Clothing & Apparel	0.9
Commercial Services & Supplies	0.9
Construction	0.9
Containers & Packaging	0.9
Electrical Equipment	0.9
Energy Equipment & Services	0.9
Household Durables	0.9
Telecommunications	0.9
Transportation Infrastructure	0.9
Broadcasting	0.8
Office Equipment	0.8
Textiles, Apparel & Luxury Goods	0.8
Foods	0.7

See Notes to Financial Statements.

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Airlines	0.6%
Healthcare Equipment & Supplies	0.6
Manufacturing	0.6
Real Estate	0.6
Road & Rail	0.6
Automotive Parts	0.5
Building Materials	0.5
Cable Television	0.5
Distribution/Wholesale	0.5
Hotels & Motels	0.5
Miscellaneous Manufacturing	0.5
Restaurants	0.5
Thrifts & Mortgage Finance	0.5
Auto Components	0.4
Diversified Telecommunication Services	0.4
Healthcare Providers & Services	0.4
Machinery & Equipment	0.4
Media	0.4
Conglomerates	0.3
Diversified	0.3
Education	0.3
Environmental Services	0.3
Food & Drug Retailers	0.3
Multi-Utilities	0.3
Semiconductors	0.3
Tobacco	0.3
Automobile Manufacturers	0.2
Beverages	0.2
Distributors	0.2
Furniture	0.2
Computer Hardware	0.1
Equipment Services	0.1
Industrial Conglomerates	0.1
Internet Services	0.1
Oil & Gas Exploration/Production	0.1
Paper & Forest Products	0.1
Pharmaceuticals	0.1
Printing & Publishing	0.1
Capital Markets	—	*
Consumer Finance	—	*
Lumber & Wood Products	—	*
Personal Services	—	*

	114.4
Liabilities in excess of other assets	(14.4)

	100.0%

*	Percentage is less than .05%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Small Capitalization Value Fund	55

ANNUAL REPORT

JULY 31, 2006

STRATEGIC PARTNERS

TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of July 31, 2006

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

LONG-TERM INVESTMENTS 78.9%

ASSET-BACKED SECURITIES 0.6%
Aaa	$839	Brazos Student Loan Finance Corp., Series 1998-A, Class A2(c) 5.79%, 06/01/23	$844,381
Aaa	21	Carrington Mortgage Loan Trust, Series 2005-NC3, Class A1A(c) 5.465%, 06/25/35	20,658
Aaa	235	Conseco Finance Trust, Series 2000-C, Class A(c) 5.739%, 12/15/29	234,682
Aaa	36	Fannie Mae Grantors Trust, Series 2005, Class 2 A1, 144A(c) 5.423%, 11/26/35	35,554
Aaa	295	Long Beach Mortgage Loan Trust, Series 2004-4 Class 1A1 5.665%, 10/25/34	295,484
Aaa	70	Quest Trust, Series 2004-X2, Class A1, 144A(c) 5.945%, 06/25/34	70,289

		Total asset-backed securities (cost $1,491,776)	1,501,048

COLLATERALIZED MORTGAGE OBLIGATIONS 9.2%
Aaa	559	American Home Mortgage Investment Trust, Series 2004-4, Class 4A(c) 4.39%, 02/25/45	541,296
Aaa	80	Banc of America Mortgage Securities, Series 2004-2, Class 5A1 6.50%, 10/25/31	80,401
AAA(d)	583	Bank of America Funding Corp., Series 2005-D, Class A1(c) 4.115%, 05/25/35	564,440
Aaa	341	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2(c) 5.409%, 05/25/35	338,323
Aaa	206	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-1, Class 1A1(c) 5.62%, 02/25/33	204,464

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	57

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Aaa	$1,024	Bear Stearns Alt-A Trust, Series 2005-4, Class 3A1(c) 5.407%, 05/25/35	$1,016,148
Aaa	1,000	Commercial Mortgage Pass Through Certificates, Series 2005-F10A, Class MOA1, 144A 5.379%, 03/15/20	1,000,168
Aaa	274	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB9, Class 3A2A 5.25%, 11/30/35	270,067
Aaa	16	Fannie Mae Grantors Trust, Series 2005-T2, Class 1A1(c) 5.25%, 11/28/35	15,824
Aaa	12	Fannie Mae, Series 2000-32, Class FM(c) 5.819%, 10/18/30	11,783
		Series 2001-29, Class Z
Aaa	562	6.50%, 07/25/31	565,856
Aaa	297	Federal Housing Authority, Series 1993-13 3.00%, 01/01/09	294,813
Aaa	140	FHLMC Structured Pass Through Securities, Series T-63, Class 1A1(c) 5.211%, 02/25/45	139,090
		Series T-61, Class 1A1
Aaa	1,534	5.411%, 07/25/44	1,547,505
Aaa	308	Freddie Mac, Series 1628, Class LZ 6.50%, 12/15/23	313,263
		Series 1935, Class JZ
Aaa	793	7.00%, 02/15/27	810,527
		Series 2241, Class PH
Aaa	478	7.50%, 07/15/30	486,293
Aaa	9	Ginnie Mae, Series 2000-30, Class FB(c) 5.658%, 10/16/30	8,912
		Series 2000-26, Class DF(c)
Aaa	6	5.778%, 09/20/30	6,033
		Series 2001-16, Class Z
Aaa	6,418	6.75%, 10/16/40	6,784,227
Aaa	13	Indymac ARM Trust, Series 2001-H2, Class A1(c) 5.167%, 01/25/32	13,088

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

AAA(d)	$587	Master Asset Securitization Trust, Series 2003-7, Class 1A2 5.50%, 09/25/33	$567,340
AAA(d)	277	Prime Mortgage Trust, Series 2004, Class 2A2(c) 5.785%, 02/25/34	277,999
AAA(d)	80	Series 2004, Class 1A2(c) 5.785%, 02/25/19	80,147
AAA(d)	1,323	Regal Trust IV, Series 1999-1, Class A, 144A(c) 5.124%, 09/29/31	1,314,150
Aaa	160	Residential Funding Mortgage Securities, Series 2003-S9, Class A1 6.50%, 03/25/32	159,914
Aaa	651	Sequoia Mortgage Trust, Series 2002-8, Class 2A(c) 5.678%, 08/20/32	650,698
Aaa	88	Small Business Administration Participation Certificates, Series 2000-P10B, Class 1 7.449%, 08/01/10	92,488
Aaa	1,490	Series 2001-P10B, Class 1 6.344%, 08/01/11	1,525,143
Aaa	750	Series 2001-20A, Class 1 6.29%, 01/01/21	771,065
Aaa	254	Series 2003-20I, Class 1 5.13%, 09/01/23	248,032
Aaa	261	Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1(c) 5.70%, 09/19/32	260,979
Aaa	40	Series 2002-1A, Class 4A(c) 6.07%, 02/25/32	39,372
Aaa	64	Series 2002-14A, Class 2A1 6.15%, 07/25/32	64,724
Aaa	37	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A(c) 5.376%, 02/25/33	37,204
Aaa	277	Washington Mutual, Inc., Series 2002-AR11, Class A1(c) 5.123%, 10/25/32	275,413

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	59

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Aaa		$1,398	Series 2003-R1, Class A1(c) 5.655%, 12/25/27	$1,397,603
Aaa		324	Series 2005-AR13, Class A1(c) 5.675%, 10/25/45	325,554
Aaa		952	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1(c) 4.95%, 03/25/36	945,045

			Total collateralized mortgage obligations (cost $23,520,278)	24,045,391

CORPORATE BONDS 7.6%

Airlines
NR		204	United Airlines, Inc., Pass-Through Certificates, Series A-4, 144A(i) 9.21%, 01/21/17	25,381

Automobile Manufacturers 1.2%
A3		1,000	DaimlerChrysler NA Holding Corp.,Gtd. Notes, MTN(c) 5.486%, 03/07/07	1,000,354
A3		2,200	5.503%, 11/17/06	2,201,102

				3,201,456

Banking 1.5%
A2		100	Export Import Bank of China, Notes, 144A (China) 4.875%, 07/21/15*	93,475
Aaa	JP	Y 442,000	Landwirtschaftliche Rentenbank, Series E, MTN (Germany) 0.65%, 09/30/08	3,847,121

				3,940,596

Communication Equipment 0.3%
A2		$800	SBC Communications, Inc., 144A(g) 4.214%, 06/05/21	790,784

Consumer Products & Services 0.2%
A3		500	Clorox Co., Sr. Notes(c) 5.444%, 12/14/07	500,677

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Entertainment & Leisure 0.4%
Baa3		$1,000	Harrah’s Operating Co., Inc., Bonds 5.625%, 06/01/15	$932,910

Financial – Bank & Trust 0.6%
A2		100	China Development Bank, Notes (China) 5.00%, 10/15/15	94,700
A1		100	HBOS PLC, Sub. Notes, 144A (United Kingdom)(c) 5.92%, 09/29/49	93,829
Aa2		500	HSBC Bank USA NA, Sr. Notes(c) 5.494%, 09/21/07	500,477
Baa1		200	Resona Bank Ltd., Notes, 144A(c) 5.85%, 09/29/49	190,214
Aa1		700	Royal Bank of Scotland PLC, Notes, 144A (United Kingdom)(c) 5.57%, 07/21/08	700,301

				1,579,521

Financial Services 2.2%
A1		100	American General Finance Corp., Notes(c) 5.489%, 03/23/07	100,043
Aa1		1,200	Citigroup Global Markets Holdings, Inc., Notes(c) 5.276%, 03/07/08	1,200,419
Aa1		2,000	Citigroup, Inc., Notes(c) 5.52%, 12/26/08	2,000,726
Ba2		200	Ford Motor Credit Co., Notes 7.875%, 06/15/10	188,168
Aaa	JPY	107,000	General Electric Capital Corp., Sr. Unsub. Notes, (United States) 1.40%, 11/02/06	935,702
Ba1		$300	General Motors Acceptance Corp., Notes 6.125%, 09/15/06	299,876
Baa3		300	Phoenix Quake Ltd., Notes, 144A 7.93%, 07/03/08	303,189
Baa3		400	Phoenix Quake Wind Ltd., Notes, 144A 7.93%, 07/03/08	402,556
B3		200	Qwest Capital Funding, Inc., Co. Gtd. Notes 7.00%, 08/03/09	198,500
B3		200	Qwest Capital Funding, Inc., Co. Gtd. Notes 7.25%, 02/15/11	195,000

				5,824,179

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	61

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Food
Baa1	$100	Heinz (H.J.) Co., Notes, 144A 6.428%, 12/01/20	$101,688

Insurance 0.1%
Aa2	200	American International Group, Notes, 144A 5.05%, 10/01/15	189,434

Oil, Gas & Consumable Fuels 0.5%
Caa1	700	El Paso Corp., Sr. Notes 7.75%, 01/15/32	696,500
Baa1	200	Pemex Project Funding Master Trust Ltd., Gtd. Notes, 144A 5.75%, 12/15/15	190,537
Baa1	300	Pemex Project Funding Master Trust Ltd., Gtd. Notes 7.375%, 12/15/14	319,508
Baa1	96	Petroleum Export-Cayman Islands Sr. Notes, 144A (Cayman Islands) 5.265%, 06/15/11	93,225

			1,299,770

Petroleum Exploration & Production 0.1%
A1	250	Ras Laffan Liquified Natural Gas Co. Ltd., Bonds, 144A 5.298%, 09/30/20	236,012

Telecommunications 0.5%
Ba3	500	Qwest Corp., Sr. Notes 7.625%, 06/15/15	508,125
Baa3	800	Sprint Capital Corp., Gtd. Notes 6.125%, 11/15/08	809,588

			1,317,713

		Total corporate bonds (cost $19,924,744)	19,940,121

FOREIGN GOVERNMENT BONDS 2.6%
Ba3	1,200	Republic of Brazil (Brazil) 11.00%, 08/17/40	1,539,600
Aa2	JPY 132,000	Republic of Italy (Italy) 3.80%, 03/27/08	1,207,590

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Aaa	GBP	1,800	United Kingdom Treasury (United Kingdom) 4.75%, 06/07/10	$3,366,554
Aaa	GBP	309	7.75%, 09/08/06	578,911

			Total foreign government bonds (cost $6,561,574)	6,692,655

MUNICIPAL BONDS 2.2%
Aaa		$1,000	County of Adams PA, General Obligation Bonds 4.75%, 11/15/28	1,005,510
Aaa		400	Georgia State Road & Tollway Authority, Revenue Bonds 5.00%, 03/01/21	417,788
			Golden State Tobacco Securitization Corp., Series 2003-A-1
Baa3		1,100	6.25%, 06/01/33	1,201,937
Baa3		300	6.75%, 06/01/39	337,428
Aa1		400	Texas State Transportation, General Obligation Bonds 4.75%, 04/01/35	399,976
Baa3		575	Tobacco Settlement Financing Corp., Revenue Bonds 4.375%, 06/01/19	571,286
Baa3		1,200	6.125%, 06/01/42	1,274,328
Baa3		500	6.375%, 06/01/32	544,770

			Total municipal bonds (cost $5,047,935)	5,753,023

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS 55.0%
			Federal Home Loan Mortgage Corp.,
		1,460	5.00%, 11/01/18	1,419,107
		2,833	6.00%, 02/01/16 - 01/01/34	2,819,059
		10	6.045%, 07/01/30	10,354
		281	6.50%, 03/01/16 - 03/01/18	284,491
		54	8.50%, 08/01/24 - 12/01/25	57,463
			Federal National Mortgage Assoc.,
		7,708	4.00%, 07/01/19 - 07/01/20	7,183,184
		3,489	4.50%, 08/01/33 - 09/01/35	3,207,882
		60	4.858%, 01/01/28	60,336
		134	4.878%, 05/01/36	134,553

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	63

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

	$4,198	4.958%, 05/01/36	$4,208,641
	1,000	5.00%, TBA	970,938
	29,789	5.00%, 09/01/17 - 08/01/35	28,932,313
	1,200	5.312%, 09/22/06	1,199,881
	611	5.411%, 09/01/40	616,581
	2,000	5.50%, TBA	1,941,876
	84,571	5.50%, 03/01/16 - 10/01/35	82,273,328
	6,000	6.00%, TBA	5,960,628
	2,004	6.00%, 05/01/16 - 03/01/33	2,022,643
	58	6.247%, 09/01/31	59,339
	411	6.50%, 09/01/21 - 07/01/32	415,934
		Government National Mortgage Assoc.,
	296	4.375%, 05/20/30	296,746
	39	5.125%, 11/20/29	39,559
	2	8.00%, 08/20/31	1,719
	3	8.50%, 06/15/30	3,425

		Total U.S. government mortgage backed obligations (cost $148,701,102)	144,119,980

U.S. TREASURY OBLIGATIONS 1.7%
	1,000	U.S. Treasury Inflationary Bonds, TIPS 2.375%, 01/15/25	1,065,518
	100	3.625%, 04/15/28	151,655
	3,500	2.00%, 01/15/26	3,335,628

		Total U.S. treasury obligations (cost $4,623,990)	4,552,801

		Total long-term investments (cost $209,871,399)	206,605,019

SHORT-TERM INVESTMENTS 24.3%

COMMERCIAL PAPER 17.8%
P1	7,100	Bank of America Corp., 5.33%, 09/21/06	7,015,495
P1	2,400	Bank of Ireland, 144A (Ireland) (cost $2,394,571; purchased 05/23/2006)(h) 5.09%, 08/17/06	2,392,086
P1	7,000	Barclays U.S. Funding Corp., 5.385%, 10/26/06	6,903,668

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

P1		$1,000	Calyon North America, Inc., 5.23%, 08/03/06	$999,710
P1		7,000	Danske Corp., 144A (cost $6,910,118; purchased 07/06/2006)(h) 5.375%, 10/26/06	6,903,847
P1		7,000	HBOS Treasury Service, (United Kingdom) 5.355%, 10/24/06	6,904,205
P1		700	5.37%, 10/26/06	690,289
P1		200	Rabobank USA Finance Corp., 5.29%, 08/01/06	200,000
P1		3,000	Societe Generale North America 5.055%, 08/15/06	2,990,957
P1		1,200	5.375%, 10/11/06	1,183,517
P1		1,800	5.38%, 10/12/06	1,775,252
P1		900	Swedbank, 5.36%, 11/01/06	887,002
P1		6,400	UBS Finance (DE) LLC 5.225%, 08/08/06	6,393,498
P1		1,300	5.265%, 08/07/06	1,298,859

			Total commercial paper (cost $46,606,336)	46,538,385

U.S. TREASURY OBLIGATIONS 0.7%
		50	U.S. Treasury Bills, 4.00%, 09/14/06(k)	49,709
		100	4.72%, 09/14/06(k)	99,417
		60	4.796%, 09/14/06(k)	59,650
		1,645	4.805%, 09/14/06	1,635,418
		40	4.815%, 09/14/06(k)	39,767

			Total U.S. treasury obligations (cost $1,883,883)	1,883,961

FOREIGN TREASURY OBLIGATION(n) 1.2%
	EUR	240	Dutch Treasury Certificates, 3.006%, 10/31/06	304,329
	EUR	2,000	France Treasury Bills, 2.849%, 10/12/06	2,540,417
	EUR	200	German Treasury Bills, 2.736%, 08/16/06	255,202

			Total foreign treasury obligations (cost $3,072,997)	3,099,948

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	65

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

AFFILIATED MONEY MARKET MUTUAL FUND 4.4%
11,551,399	Dryden Core Investment Fund - Taxable Money Market Series (cost $11,551,399)(w)	$11,551,399

Notional Amount (000)

OUTSTANDING OPTIONS PURCHASED* 0.2%

Call Options 0.2%
2,100	Swap Option 3 month LIBOR expiring 04/27/2009 @ 5.75%	137,233
6,000	Swap Option 3 month LIBOR expiring 10/04/2006 @ 4.50%	6
12,000	Swap Option 3 month LIBOR expiring 10/18/2006 @ 4.50%	60
5,000	Swap Option 6 Month Eurobar expiring 07/02/2007 @ 4.10%	40,513
25,600	Swap Option 3 month LIBOR expiring 07/02/2007 @ 5.37%	161,689
4,000	Swap Option 3 month LIBOR expiring 08/08/2006 @ 4.75%	—

		339,501

Put Options
20,000	Eurodollar Futures, expiring 09/17/2007 @ $91.00	125
116,000	Eurodollar Futures, expiring 06/18/2007 @ $91.00	725
2,100	Swap Option 3 month LIBOR expiring 04/27/2009 @ 6.25%	78,439
198,000	Eurodollar Futures, expiring 06/18/2007 @ $91.25	1,238
185,000	Eurodollar Futures, expiring 12/18/2006 @ $91.75	1,156
93,000	Eurodollar Futures, expiring 12/18/2006 @ $92.50	581
29,000	Eurodollar Futures, expiring 12/18/2006 @ $92.25	181
119,000	Eurodollar Futures, expiring 12/18/2006 @ $92.00	744
150,000	Eurodollar Futures, expiring 03/19/2007 @ $92.00	938

See Notes to Financial Statements.

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Notional Amount (000)	Description	Value (Note 1)

8,000	Eurodollar Futures, expiring 09/18/2006 @ $94.00	$50

		84,177
	Total outstanding options purchased (cost $493,114)	423,678

	Total short-term investments (cost $63,607,729)	63,497,371

	Total investments, before outstanding options written 103.2% (cost $273,479,128; Note 5)	270,102,390

OUTSTANDING OPTIONS WRITTEN* (0.3)%

Call Options (0.1)%
8,400	Swap Option 3 month LIBOR, expiring 07/02/2007 @ 5.50%	(142,531)
3,000	Swap Option 3 month LIBOR, expiring 10/04/2006 @ 4.54%	(6)
5,000	Swap Option 3 month LIBOR, expiring 10/18/2006 @ 4.56%	(50)
2,000	Swap Option 3 month LIBOR, expiring 08/08/2006 @ 4.78%	—
2,000	Swap Option 6 month Eurobar, expiring 07/02/2007 @ 4.23%	(37,625)
14,900	U.S. Treasury Note Futures, expiring 08/25/2006 @ $108.00	(4,656)
1,600	U.S. Treasury Note Futures, expiring 11/21/2006 @ $111.00	(10,500)
1,700	U.S. Treasury Note Futures, expiring 08/25/2006 @ $106.00	(7,437)

	Total call options (premium received $266,527)	(202,805)

Put Options (0.2)%
6,000	3 Month Sterling Futures, expiring 12/20/2006 @ $95.50	(13,450)
235,000	Eurodollar Futures, expiring 12/18/2006 @ $95.25	(412,719)
16,000	Eurodollar Futures, expiring 12/18/2006 @ $95.00	(18,400)
10,000	Eurodollar Futures, expiring 03/19/2007 @ $95.25	(15,938)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	67

Portfolio of Investments

as of July 31, 2006 Cont’d.

Notional Amount (000)	Description	Value (Note 1)

7,000	Eurodollar Futures, expiring 09/18/2006 @ $95.00	$(8,400)
17,000	Eurodollar Futures, expiring 12/18/2006 @ $95.50	(40,375)
9,000	Eurodollar Futures, expiring 03/19/2007 @ $94.75	(5,906)
17,600	U.S. Treasury Note Futures, expiring 08/25/2006 @ $103.00	(2,750)
1,500	U.S. Treasury Note Futures, expiring 11/21/2006 @ $104.00	(4,687)

	Total put options (premium received $279,922)	(522,625)

	Total outstanding options written (premium received $546,449)	(725,430)

	Total Investments, Net of Outstanding Options Written 102.9% (cost $272,932,679)	269,376,960
	Liabilities in excess of other assets (2.9%)	(7,562,471)

	NET ASSETS 100%	$261,814,489

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

EUR—Euro.

GBP—British Pound.

JPY—Japanese Yen.

MTN—Medium Term Note.

NR—Not Rated by Moodys or Standard & Poor’s.

TBA—To Be Announced.

TIPS—Treasury Inflation Protected Securities.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(h)	Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities—see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $9,304,689. The aggregate market value of $9,295,933, which is approximately 3.6% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

See Notes to Financial Statements.

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(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2006 was as follows:

U.S. Government Mortgage Backed Obligations	55.0%
Commercial Paper	17.8
Collateralized Mortgage Obligations	9.2
Affiliated Money Market Mutual Fund	4.4
Foreign Government Bonds	2.6
U.S.Treasury Obligations	2.4
Financial Services	2.2
Municipal Bonds	2.2
Banking	1.5
Automobile Manufacturers	1.2
Foreign Treasury Obligations	1.2
Asset-Backed Securities	0.6
Financial - Bank & Trust	0.6
Oil, Gas & Consumable Fuels	0.5
Telecommunications	0.5
Entertainment & Leisure	0.4
Communication Equipment	0.3
Consumer Products & Services	0.2
Outstanding Options Purchased	0.2
Insurance	0.1
Petroleum Exploration & Production	0.1
Food	— *
Airlines	— *

103.2
Outstanding Options Written	(0.3)
Liabilities in excess of other assets	(2.9)

Net Assets	100.0%

*	Percentage is less than .05%.

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	69

Portfolio of Investments

as of July 31, 2006 Cont’d.

The Total Return Bond Portfolio entered into interest rate swap agreements for the fiscal year ended July 31, 2006. The Fund paid a transaction fee for entering into the agreements. Details of the swap agreements outstanding as of July 31, 2006 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Bank of America, N.A.(1)	06/15/35		$300	6.00%	3 Month LIBOR	$15,644
Merrill Lynch & Co.(1)	09/20/09	GBP	2,800	4.50%	6 Month LIBOR	(58,298)
Lehman Brothers(1)	09/20/09		GBP 14,100	4.50%	6 Month LIBOR	(292,341)
Lehman Brothers(1)	12/15/35		$500	5.00%	3 Month LIBOR	(11,235)
Merrill Lynch & Co.(2)	12/15/35	GBP	200	4.00%	6 Month LIBOR	4,407
Barclays Capital(1)	06/16/11	GBP	1,800	5.00%	6 Month LIBOR	(25,101)
Barclays Capital(1)	06/15/07	GBP	26,100	5.00%	6 Month LIBOR	38,618
Barclays Capital(1)	09/15/10	GBP	900	5.00%	6 Month LIBOR	(8,043)
Goldman Sachs(1)	12/20/16		$700	5.00%	3 Month LIBOR	290
UBS AG(1)	12/20/11		$600	5.00%	3 Month LIBOR	349
Barclays Capital(1)	12/20/08		$6,700	5.00%	3 Month LIBOR	20,843
Bank of America, N.A.(1)	12/20/36		$1,000	5.00%	3 Month LIBOR	9,786
Deutsche Bank(2)	12/15/11	EUR	3,100	4.00%	6 Month LIBOR	(17,348)
Deutsche Bank(2)	12/15/14	EUR	8,100	4.00%	6 Month LIBOR	(84,344)

						$(406,773)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

The Total Return Bond Portfolio entered into credit default swap agreements for the fiscal year ended July 31, 2006. Details of the swap agreements outstanding as of July 31, 2006 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/08	500	0.26%	Allstate Corp., 6.125%, due 02/15/12	$(1,398)
Merrill Lynch & Co.(1)	12/20/08	100	0.27%	Anadarko Petroleum Corp., 5.00%, due 10/1/12	(125)
UBS AG(1)	12/20/08	500	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(1,387)
Bear Stearns International Ltd.(1)	12/20/08	100	1.09%	Capital One Bank, 4.875%, due 5/15/08	(2,070)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
UBS AG(1)	12/20/08	100	0.44%	Carnival Corp., 6.15%, due 4/15/08	$(784)
Bear Stearns International Ltd.(1)	12/20/08	100	0.19%	Caterpillar, Inc., 7.25%, due 9/15/09	(268)
Lehman Brothers(1)	12/20/08	100	0.24%	Costco Wholesale Corp., 5.50%, due 3/15/07	(368)
Morgan Stanley & Co.(1)	12/20/08	100	0.42%	Countrywide Home Loans, Inc., 5.625%, due 7/15/09	(465)
Bear Stearns International Ltd.(1)	12/20/08	100	0.24%	Deere & Co., 7.85%, due 5/15/10	(353)
Merrill Lynch & Co.(1)	12/20/08	200	0.35%	Devon Energy Corp., 6.875%, due 9/30/11	(958)
Bear Stearns International Ltd.(2)	06/20/10	300	0.40%	Dow Jones CDX IG4 Index	274
Goldman Sachs(1)	12/20/10	1,400	0.85%	Dow Jones CDX IG4 Index	(4,232)
Bank of America Securities LLC(1)	12/20/08	300	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(456)
Citigroup(1)	12/20/08	400	0.28%	Eaton Corp., 5.75%, due 7/15/12	(1,779)
Barclays Bank PLC(1)	12/20/08	400	0.16%	Eli Lilly & Co., 6.00%, due 3/15/12	(1,314)
Morgan Stanley & Co.(1)	12/20/08	100	0.22%	Emerson Electric Co., 7.125%, due 8/15/10	(303)
Morgan Stanley & Co.(1)	12/20/08	300	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(937)
Citigroup(1)	12/20/08	300	0.29%	FedEx Corp., 7.25%, due 2/15/11	(1,666)
UBS AG(2)	06/20/07	500	3.35%	Ford Motor Credit Co., 7.00%, due 10/1/13	14,893
Goldman Sachs(2)	09/20/06	500	1.70%	Ford Motor Credit Co., 7.00%, due 10/1/13	1,308
Merrill Lynch & Co.(1)	12/20/08	100	0.22%	Gannett Co., Inc., 6.375%, due 8/10/09	(170)
Lehman Brothers(1)	12/20/08	100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,881)
Bear Stearns International Ltd.(1)	12/20/08	400	0.32%	Hewlett Packard Co., 6.50% due 7/1/12	(2,173)
Lehman Brothers(1)	12/20/08	400	0.12%	Home Depot, Inc. 5.375%, due 4/1/06	(632)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	71

Portfolio of Investments

as of July 31, 2006 Cont’d.

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co.(1)	12/20/08	200	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	$(1,241)
Bear Stearns International Ltd.(1)	12/20/08	100	0.60%	International Paper Co., 6.75%, due 9/1/11	(1,078)
Lehman Brothers(1)	12/20/08	400	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(974)
Morgan Stanley & Co.(1)	12/20/08	100	0.53%	Kroger Co. (The), 4.75%, due 4/15/12	(816)
Lehman Brothers(1)	12/20/08	100	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(1,047)
Lehman Brothers(1)	12/20/08	200	0.30%	Masco Corp., 5.875%, due 7/15/12	(465)
Merrill Lynch & Co.(1)	12/20/08	100	0.85%	Motorola, Inc., 7.625%, due 11/15/10	(1,668)
Lehman Brothers(1)	12/20/08	100	0.48%	Northrop & Grumman Corp., 7.125%, due 2/15/11	(963)
Merrill Lynch & Co.(1)	12/20/08	100	0.28%	Occidental Petoleum Corp., 6.75%, due 1/15/12	(381)
Lehman Brothers(1)	06/20/09	800	0.40%	Peoples’ Republic of China, 6.80%, due 5/23/11	(5,999)
Lehman Brothers(1)	12/20/08	200	0.35%	RadioShack Corp., 7.375%, due 5/15/11	1,049
UBS AG(1)	12/20/08	100	0.37%	RadioShack Corp., 7.375%, due 5/15/11	478
Bear Stearns International Ltd.(2)	03/20/07	400	0.62%	Russian Federation, 2.25%, due 03/31/30	1,670
Morgan Stanley & Co.(2)	06/20/07	100	0.46%	Russian Federation, 5.00%, due 03/31/30	168
UBS AG(1)	12/20/08	100	0.44%	Simon Property Group, L.P., 5.45%, due 3/15/13	(723)
JP Morgan Chase(2)	03/20/16	100	0.92%	United Mexican States, 7.50%, due 04/08/33	682

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Citigroup(1)	12/20/08	600	0.14%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	$(1,185)
Bear Stearns International Ltd.(1)	12/20/08	100	0.15%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	(221)
Barclays Bank PLC(1)	12/20/08	100	0.67%	Walt Disney Co. (The), 6.375%, due 3/12/12	(1,414)
Lehman Brothers(1)	12/20/08	200	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(463)

					$(21,835)

(1)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.
(2)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.

At July 31, 2006, the Total Return Bond Portfolio had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

Purchase Contracts	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euros, Expiring 08/31/06	2,150	$2,698,899	$2,752,650	$53,751
Japanese Yen, Expiring 08/15/06	112,949	1,030,707	987,546	(43,161)

		$3,729,606	$3,740,196	$10,590

Sale Contracts	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euros, Expiring 08/31/06	410	$521,144	$524,924	$(3,780)
Expiring 09/29/06	711	910,414	911,801	(1,387)
Japanese Yen, Expiring 08/15/06	130,098	1,181,413	1,137,484	43,929
Pound Sterling, Expiring 09/07/06	1,701	3,161,708	3,180,232	(18,524)

		$5,774,679	$5,754,441	$20,238

See Notes to Financial Statements.

Strategic Partners Style Specific Funds/Strategic Partners Total Return Bond Fund	73

Portfolio of Investments

as of July 31, 2006 Cont’d.

During fiscal year ended July 31, 2006, the Total Return Bond Portfolio entered into financial futures contracts. Details of open contracts at July 31, 2006 were as follows:

Number of Contracts	Type	Expiration Date	Value at July 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
19	5 Yr. U.S. Treasury Notes	Sept. 2006	$1,980,156	$1,974,156	$6,000
26	30 Yr. U.S. Treasury Bonds	Sept. 2006	2,815,313	2,786,313	29,000
334	90 Day Euro	Jun. 2007	79,024,400	79,529,125	(504,725)
57	90 Day Euro	Sept. 2006	13,469,100	13,493,125	(24,025)
478	90 Day Euro	Dec. 2006	112,987,250	113,528,163	(540,913)
262	90 Day Euro	Jun. 2007	62,061,250	62,370,225	(308,975)
214	90 Day Euro	Sept. 2007	50,728,700	50,917,887	(189,187)
106	90 Day Euro	Dec. 2007	25,132,600	25,153,588	(20,988)
36	90 Day Euro	Mar. 2008	8,535,600	8,532,550	3,050
17	Euro-BOBL	Sept. 2006	2,386,350	2,384,570	1,780
6	Euro-BUND	Sept. 2006	895,202	893,191	2,011

			$360,015,921	$361,562,893	$(1,546,972)

See Notes to Financial Statements.

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ANNUAL REPORT

JULY 31, 2006

STRATEGIC PARTNERS

LARGE CAPITALIZATION VALUE FUND/ SMALL CAPITALIZATION VALUE FUND/ TOTAL RETURN BOND FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of July 31, 2006

Strategic Partners Large Capitalization Value Fund
ASSETS
Investments, at value:
Unaffiliated investments (cost $67,649,846)	$79,014,922
Affiliated investments (cost $748,938)	748,938
Receivable for investments sold	189,720
Dividends and interest receivable	97,098
Receivable for Fund shares sold	50,461
Prepaid expenses	2,302

Total assets	80,103,441

LIABILITIES
Payable to custodian	389,432
Payable for investments purchased	194,648
Payable for Fund shares reacquired	163,420
Management fee payable	46,367
Distribution fee payable	46,166
Accrued expenses	19,330
Transfer agent fee payable	10,450
Deferred trustees’ fees	2,595

Total liabilities	872,408

NET ASSETS	$79,231,033

Net assets were comprised of:
Shares of beneficial interest, at par	$5,731
Paid-in capital, in excess of par	61,232,720

61,238,451
Undistributed net investment income	330,084
Accumulated net realized gain on investments	6,297,422
Net unrealized appreciation on investments	11,365,076

Net assets, July 31, 2006	$79,231,033

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund
Class A
Net assets	$32,156,591
Shares of beneficial interest issued and outstanding	2,291,810
Net asset value and redemption price per share	$14.03
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price to public	$14.85

Class B
Net Assets	$25,239,379
Shares of beneficial interest issued and outstanding	1,843,724
Net asset value and redemption price per share	$13.69

Class C
Net assets	$21,835,063
Shares of beneficial interest issued and outstanding	1,595,006
Net asset value and redemption price per share	$13.69

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	77

Statement of Assets and Liabilities

as of July 31, 2006 Cont’d.

Strategic Partners Small Capitalization Value Fund
ASSETS
Investments, at value, including securities on loan of $46,805,894:
Unaffiliated investments (cost $279,777,219)	$329,839,600
Affiliated investments (cost $62,928,653)	62,928,653
Receivable for investments sold	1,853,684
Receivable for Fund shares sold	1,238,208
Dividends and interest receivable	277,081
Prepaid expenses and other assets	132,505

Total assets	396,269,731

LIABILITIES
Payable to broker for collateral for securities on loan	48,752,816
Payable for investments purchased	1,473,654
Payable for Fund shares reacquired	1,372,248
Payable to custodian	582,555
Distribution fee payable	215,317
Management fee payable	204,532
Accrued expenses and other liabilities	161,519
Transfer agent fee payable	88,000
Deferred trustees’ fees	5,699

Total liabilities	52,856,340

NET ASSETS	$343,413,391

Net assets were comprised of:
Shares of beneficial interest, at par	$20,697
Paid-in capital, in excess of par	282,787,194

282,807,891
Undistributed net investment loss	(5,699)
Accumulated net realized gain on investments	10,548,818
Net unrealized appreciation on investments	50,062,381

Net assets, July 31, 2006	$343,413,391

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund
Class A
Net assets	$106,368,541
Shares of beneficial interest issued and outstanding	6,148,841
Net asset value and redemption price per share	$17.30
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price to public	$18.31

Class B
Net Assets	$31,586,350
Shares of beneficial interest issued and outstanding	1,951,661
Net asset value and redemption price per share	$16.18

Class C
Net assets	$99,520,891
Shares of beneficial interest issued and outstanding	6,149,155
Net asset value and redemption price per share	$16.18

Class L
Net Assets	$25,166,677
Shares of beneficial interest issued and outstanding	1,456,195
Net asset value and redemption price per share	$17.28
Maximum sales charge (5.75% of offering price)	1.05

Maximum offering price to public	$18.33

Class M
Net Assets	$63,132,378
Shares of beneficial interest issued and outstanding	3,901,220
Net asset value and redemption price per share	$16.18

Class X
Net assets	$17,638,554
Shares of beneficial interest issued and outstanding	1,089,611
Net asset value and redemption price per share	$16.19

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	79

Statement of Assets and Liabilities

as of July 31, 2006 Cont’d.

Strategic Partners Total Return Bond Fund
ASSETS
Investments, at value:
Unaffiliated investments (cost $261,927,729)	$258,550,991
Affiliated investments (cost $11,551,399)	11,551,399
Foreign currency, at value (cost $148,812)	152,427
Receivable for investments sold	4,446,019
Receivable for Fund shares sold	2,215,523
Dividends and interest receivable	1,154,852
Receivable from broker-variation margin	365,846
Unrealized appreciation on interest rate and credit default swaps	110,459
Unrealized appreciation on forward currency contracts	97,680
Prepaid expenses	7,346

Total assets	278,652,542

LIABILITIES
Payable for investments purchased	13,526,402
Payable for Fund shares reacquired	908,098
Outstanding options written (premiums received $546,449)	725,430
Unrealized depreciation on interest rate and credit default swaps	539,067
Dividends payable	278,062
Accrued expenses	183,197
Distribution fee payable	154,734
Management fee payable	165,013
Payable to custodian	132,222
Transfer agent fee payable	122,185
Unrealized depreciation on forward currency contracts	66,852
Premium received for interest rate swaps	30,567
Deferred trustees’ fees	6,224

Total liabilities	16,838,053

NET ASSETS	$261,814,489

Net assets were comprised of:
Shares of beneficial interest, at par	$26,291
Paid-in capital, in excess of par	270,241,293

270,267,584
Accumulated net investment loss	(380,397)
Accumulated net realized loss on investments and foreign currency transactions	(2,486,602)
Net unrealized depreciation on investments and foreign currencies	(5,586,096)

Net assets, July 31, 2006	$261,814,489

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund
Class A
Net assets	$40,031,443
Shares of beneficial interest issued and outstanding	4,018,825
Net asset value and redemption price per share	$9.96
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price to public	$10.43

Class B
Net Assets	$36,484,904
Shares of beneficial interest issued and outstanding	3,665,623
Net asset value and redemption price per share	$9.95

Class C
Net assets	$46,748,442
Shares of beneficial interest issued and outstanding	4,691,826
Net asset value and redemption price per share	$9.96

Class L
Net Assets	$24,637,254
Shares of beneficial interest issued and outstanding	2,474,809
Net asset value and redemption price per share	$9.96
Maximum sales charge (4.25% of offering price)	0.44

Maximum offering price to public	$10.40

Class M
Net Assets	$97,284,347
Shares of beneficial interest issued and outstanding	9,768,330
Net asset value and redemption price per share	$9.96

Class X
Net assets	$16,628,099
Shares of beneficial interest issued and outstanding	1,671,894
Net asset value and redemption price per share	$9.95

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	81

Statement of Operations

Year Ended July 31, 2006

	Strategic Partners
	Large Capitalization Value Fund	Small Capitalization Value Fund
NET INVESTMENT INCOME
Income
Unaffiliated dividends	$1,829,419	$5,253,103
Affiliated dividends	54,460	579,406
Affiliated income from securities lending, net	—	99,900
Less: Foreign withholding taxes	(553)	(8,106)

Total income	1,883,326	5,924,303

Expenses
Management fee	539,347	2,274,035
Distribution fee—Class A	70,727	216,546
Distribution fee—Class B	268,438	316,642
Distribution fee—Class C	219,148	894,708
Distribution fee—Class L	—	135,407
Distribution fee—Class M	—	692,698
Distribution fee—Class X	—	211,483
Transfer agent’s fees and expenses(a)	120,000	654,000
Custodian’s fees and expenses	79,000	150,000
Reports to shareholders	39,000	99,000
Registration fees	16,000	98,000
Legal fees and expenses	20,000	82,000
Audit fee	17,000	21,000
Trustees’ fees	11,000	21,000
Loan Interest expense	—	909
Miscellaneous	17,356	26,430

Total expenses	1,417,016	5,893,858

See Notes to Financial Statements.

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	Strategic Partners
	Large Capitalization Value Fund	Small Capitalization Value Fund
Net investment income	$466,310	$30,445

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on Investment transactions	$8,357,795	$50,178,309
Net change in unrealized appreciation (depreciation) on Investments	(4,158,050)	(35,345,584)

Net gain on investments	4,199,745	14,832,725

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,666,055	$14,863,170

(a) Including affiliated expense of	$134,900	$367,000

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	83

Statement of Operations

Year Ended July 31, 2006 Cont’d.

Strategic Partners
Total Return Bond Fund
NET INVESTMENT INCOME
Income
Interest	$14,739,701
Unaffiliated dividends	49,166
Affiliated dividends	116,916

Total income	14,905,783

Expenses
Management fee	1,455,524
Distribution fee—Class A	99,589
Distribution fee—Class B	304,396
Distribution fee—Class C	392,995
Distribution fee—Class L	138,257
Distribution fee—Class M	1,125,126
Distribution fee—Class X	78,532
Transfer agent’s fees and expenses(a)	755,000
Custodian’s fees and expenses	157,000
Reports to shareholders	266,000
Registration fees	70,000
Legal fees and expenses	78,000
Audit fee	32,000
Trustees’ fees	12,000
Miscellaneous	17,171

Total expenses	4,981,590
Less: Expense subsidy (Note 2)	(506,499)

Net expenses	4,475,091

See Notes to Financial Statements.

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Strategic Partners
Total Return Bond Fund
Net investment income	$10,430,692

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	$54,324
Short sale transactions	29,250
Options written transactions	732,293
Foreign currency transactions	(334,154)
Future transactions	(1,406,533)
Swap transactions	578,114

(346,706)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,117,441)
Short Sales	(429,662)
Foreign currencies	(103,108)
Futures	(1,448,913)
Options written	(564,460)
Swaps	(471,333)

(10,134,917)

Net loss on investments	(10,481,623)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,931)

(a) Including affiliated expense of	$495,000

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	85

Statement of Changes in Net Assets

	Strategic Partners
	Large Capitalization Value Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$466,310	$150,428
Net realized gain on investment transactions	8,357,795	7,728,085
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,158,050)	4,693,738

Net increase in net assets resulting from operations	4,666,055	12,572,251

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(152,110)	(135,149)
Class B	—	(7,090)
Class C	—	(5,766)

Total dividends from net investment income	(152,110)	(148,005)

Distributions from net realized gains
Class A	(2,526,583)	(325,677)
Class B	(2,659,515)	(489,630)
Class C	(2,100,435)	(398,202)

Total distributions from net realized gains	(7,286,533)	(1,213,509)

Fund share transactions (Net of share conversions) (Note 6 and 7)
Proceeds from shares sold	20,940,428	17,016,822
Net asset value of shares issued to shareholders in reinvestment of dividends	7,034,891	1,288,539
Cost of shares reacquired	(20,152,131)	(16,272,502)

Net increase in net assets from Fund share transactions	7,823,188	2,032,859

Total increase	5,050,600	13,243,596

NET ASSETS
Beginning of year	74,180,433	60,936,837

End of year(a)	$79,231,033	$74,180,433

(a) Includes undistributed net investment income of:	$330,084	$19,819

See Notes to Financial Statements.

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	Strategic Partners
	Small Capitalization Value Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$30,445	$(265,906)
Net realized gain on investment transactions	50,178,309	14,475,624
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(35,345,584)	8,034,276

Net increase in net assets resulting from operations	14,863,170	22,243,994

Dividends and Distributions (Note 1)
Distributions from net realized gains
Class A	(11,692,636)	(924,828)
Class B	(5,114,517)	(778,848)
Class C	(14,269,982)	(755,520)
Class L	(4,570,795)	—
Class M	(12,547,522)	—
Class X	(3,768,741)	—

Total distributions from net realized gains	(51,964,193)	(2,459,196)

Fund share transactions (Net of share conversions) (Notes 6 and 7)
Proceeds from shares sold	127,956,719	56,871,249
Net asset value of shares issued to shareholders in reinvestment of dividends	41,340,473	2,228,904
Net asset value of shares issued in merger	186,714,159	—
Cost of shares reacquired	(100,358,862)	(18,746,357)

Net increase in net assets from Fund share transactions	255,652,489	40,353,796

Total increase	218,551,466	60,138,594

NET ASSETS
Beginning of year	124,861,925	64,723,331

End of year	$343,413,391	$124,861,925

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	87

Statement of Changes in Net Assets

Cont’d.

	Strategic Partners
	Total Return Bond Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$10,430,692	$2,024,289
Net realized gain (loss) on investment and foreign currency transactions	(346,706)	2,835,165
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,134,917)	255,136

Net increase (decrease) in net assets resulting from operations	(50,931)	5,114,590

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,864,077)	(1,637,950)
Class B	(1,683,195)	(2,784,952)
Class C	(2,215,361)	(1,566,991)
Class L	(1,242,967)	—
Class M	(4,523,566)	—
Class X	(866,230)	—

Total dividends from net investment income	(12,395,396)	(5,989,893)

Tax Return of Capital
Class A	(38,945)	—
Class B	(35,523)	—
Class C	(45,467)	—
Class L	(23,983)	—
Class M	(94,663)	—
Class X	(16,202)	—

	(254,783)	—

Distributions from net realized gains
Class A	(71,500)	(150,857)
Class B	(71,792)	(283,481)
Class C	(99,517)	(161,425)
Class L	(53,369)	—
Class M	(221,770)	—
Class X	(35,808)	—

Total distributions from net realized gains	(553,756)	(595,763)

See Notes to Financial Statements.

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	Strategic Partners
	Total Return Bond Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005
Fund share transactions (Net of share conversions) (Note 6 and 7)
Proceeds from shares sold	$35,871,290	$17,602,271
Net asset value of shares issued to shareholders in reinvestment of dividends	10,699,330	5,533,371
Net asset value of shares issued in merger	258,568,048	—
Cost of shares reacquired	(124,169,368)	(32,142,451)

Net increase (decrease) in net assets from Fund share transactions	180,969,300	(9,006,809)

Total increase (decrease)	167,714,434	(10,477,875)

NET ASSETS
Beginning of year	94,100,055	104,577,930

End of year(a)	$261,814,489	$94,100,055

(a) Includes undistributed net investment income of:	$—	$50,048

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	89

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of four separate funds (the “Fund” or “Funds”): Strategic Partners Large Capitalization Value Fund (“Large Capitalization Value”), Strategic Partners Small Capitalization Value Fund (“Small Capitalization Value”), Strategic Partners Total Return Bond Fund (“Total Return Bond”), and Jennison Conservative Growth Fund (formerly known as Strategic Partners Large Capitalization Growth). The financial statements for Jennison Conservative Growth Fund are not included herein.

The Funds’ investment objectives are as follows: Large Capitalization Value—total return consisting of capital appreciation and dividend income through investment primarily in common stocks that, in the investment subadviser’s opinion, are undervalued; Small Capitalization Value—above average capital appreciation through investment in small company common stocks that, in the investment subadviser’s opinion, are undervalued or overlooked in the marketplace; Total Return Bond—total return consisting of current income and capital appreciation through investment primarily in fixed-income securities and related derivatives of varying maturities with a dollar weighted average portfolio maturity of more than four years but not more than fifteen years. The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Funds in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on

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an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the

Strategic Partners Style Specific Funds	91

Notes to Financial Statements

Cont’d.

principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

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factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Total Return Bond may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as net unrealized appreciation or depreciation on forward currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are paid or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Total Return Bond is the only fund that may invest in financial futures contracts.

Options: Total Return Bond may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or

Strategic Partners Style Specific Funds	93

Notes to Financial Statements

Cont’d.

intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When the Fund writes an option on a swap contract, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Swaps: Total Return Bond may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate

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swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s cost basis in the swap and the proceeds of the closing transaction, including any fees.

During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Short Sales: Total Return Bond may enter into short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Strategic Partners Style Specific Funds	95

Notes to Financial Statements

Cont’d.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premiums and accrete discounts, as required, on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Total Return Bond Fund declares dividends from net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Funds, administers the Funds’ affairs and is responsible for the selection, subject to review and approval of the Trustees, of the subadvisers. PI supervises the subadvisers’ performance of advisory services and makes recommendations to the Trustees as to whether the subadvisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Funds bear all other costs and expenses.

The subadvisers noted below each furnished investment advisory services in connection with the management of the Funds.

Fund	Subadviser
Large Capitalization Value	Hotchkis & Wiley Capital Management, LLC, J.P. Morgan Investment Management, Inc., and NFJ Investment Group L.P.
Small Capitalization Value	NFJ Investment Group L.P., EARNEST Partners, LLC, Lee Munder Investments Ltd., Vaughan Nelson Investment Management, L.P., and J.P. Morgan Investment Management, Inc.
Total Return Bond	Pacific Investment Management Company LLC

The management fee paid to PI is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PI pays each subadviser for its services.

Fund	Contracted Management Fee	Effective Management Fee
Large Capitalization Value	0.70%	0.70%
Small Capitalization Value	0.70%	0.70%
Total Return Bond	0.50%	0.50%

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Notes to Financial Statements

Cont’d.

PI has voluntarily agreed to reimburse each Fund, the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund’s average daily net assets.

Fund	Expense Limit
Large Capitalization Value
Class A	1.60%
Class B	2.35
Class C	2.35
Small Capitalization Value
Class A	1.95
Class B	2.70
Class C	2.70
Class L	2.20
Class M	2.70
Class X	2.70
Total Return Bond
Class A	1.05
Class B	1.55
Class C	1.55
Class L	1.30
Class M	1.80
Class X	1.80

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the shares of the Trust. The Trust compensates PIMS for distributing and servicing the Funds’ shares pursuant to plans of distribution (“Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Distribution Plans, the Trust compensates PIMS for distribution related activities at the following percentages of average daily net assets:

	Large Capitalization Value	Small Capitalization Value	Total Return Bond
Class A	.30 of 1%	.30 of 1%	.30 of 1%
Class B	1%	1%	1%
Class C	1%	1%	1%
Class L	N/A	.50 of 1%	.50 of 1%
Class M	N/A	1%	1%
Class X	N/A	1%	1%

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For the year ended July 31, 2006, PIMS contractually agreed to limit such fees to the following percentages of average daily net assets:

	Large Capitalization Value	Small Capitalization Value	Total Return Bond
Class A	.25 of 1%	.25 of 1%	.25 of 1%
Class B	1%	1%	.75 of 1%
Class C	1%	1%	.75 of 1%
Class L	N/A	.50 of 1%	.50 of 1%
Class M	N/A	1%	1%
Class X	N/A	1%	1%

For Total Return Bond, effective distribution fee rate for Class X shares was .42 of 1% of the average net assets for the fiscal year ended July 31, 2006.

PIMS has advised the Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2006. These amounts were approximately as follows:

Fund	Class A
Large Capitalization Value	$126,700
Small Capitalization Value	630,500
Total Return Bond	92,200

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B, Class C, Class M, and Class X shareholders for the year ended July 31, 2006. These amounts were approximately as follows:

Fund	Class B	Class C	Class M		Class X
Large Capitalization Value	$39,000	$1,200	$	N/A	$	N/A
Small Capitalization Value	42,800	14,100		190,300		37,700
Total Return Bond	84,000	4,900		522,000		49,900

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period October 29, 2004 through October 28, 2005, the Companies paid a commitment fee of .075 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid

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Notes to Financial Statements

Cont’d.

quarterly and is allocated to the Companies pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. Effective October 29, 2005, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 27, 2006.

The following Portfolio utilized the line of credit during the year ended July 31, 2006. The average balance outstanding is for the number of days that the Portfolio had an outstanding balance.

Portfolio	Approximate Average Balance Outstanding	Weighted Average Interest Rate	Number of Days Outstanding
Small Capitalization Value Fund	$2,700,000	4.00%	3

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

The Funds pay networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations. For the year ended July 31, 2006, the Funds paid networking fees as follows:

Fund	Total Networking Fees Incurred
Large Capitalization Value	$16,113
Small Capitalization Value	78,713
Total Return Bond	66,752

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For the year ended July 31, 2006, the amount of brokerage commissions earned by Wachovia and Prudential Equity Group, LLC (“PEG”), an indirect, wholly-owned subsidiary of Prudential, from portfolio transactions executed on behalf of the Funds were as follows:

Fund	Wachovia	PEG
Large Capitalization Value	$0	$3,909
Small Capitalization Value	1,333	0

Certain Funds invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Funds’ security lending agents. For the year ended July 31, 2006, PIM was compensated as follows for these services:

Fund
Small Capitalization Value	$43,000

Note 4. Fund Securities

Purchases and sales of portfolio securities, excluding U.S. government securities, short-term investments, short sales and written options, for the year ended July 31, 2006 were as follows:

Fund	Purchases	Sales
Large Capitalization Value	$63,777,139	$61,627,470
Small Capitalization Value	291,136,200	285,105,271
Total Return Bond	23,703,495	51,281,024

Transactions in options/swap options written during the year ended July 31, 2006 were as follows:

Total Return Bond	Notional Amount	Premiums Received
Options outstanding at July 31, 2005	18,600,004	$438,770
Written options	548,500,000	721,064
Written swap options	539,000,000	200,035
Expired options	(172,400,004)	(185,758)
Expired swap options	(518,600,000)	(445,642)
Closed options	(57,400,000)	(182,020)

Options outstanding at July 31, 2006	357,700,000	$546,449

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Notes to Financial Statements

Cont’d.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended July 31, 2006, the adjustments were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-in Capital in Excess of Par
Large Capitalization Value(d)	$(3,935)	$3,935	$—
Small Capitalization Value(b)(d)(e)	(33,225)	(1,805,509)	1,838,734
Total Return Bond(a)(c)(f)(e)(g)(h)	1,534,259	(1,536,067)	1,808

(a)	Reclass of net foreign currency gain/loss.
(b)	Reclass of net operating loss.
(c)	Reclass of swap income/loss.
(d)	Reclass of Real Estate Investment Trust distributions.
(e)	Outstanding wash sales from target fund acquired in merger.
(f)	Tax return of capital.
(g)	Reclass of paydown gain/loss.
(h)	Cost basis adjustment on sale of defaulted bonds.

Net investment income, net realized gains, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended July 31, 2006, were:

Fund	Ordinary Income	Tax Return of Capital	Long-Term Capital Gains	Total Distributions
Large Capitalization Value	$1,416,537	$—	$6,022,106	$7,438,643
Small Capitalization Value	1,840,648	—	50,123,545	51,964,193
Total Return Bond	12,395,699	254,783	553,453	13,203,935

The tax character of distributions paid during the year ended July 31, 2005 were:

Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
Large Capitalization Value	$148,005	$1,213,509	$1,361,514
Small Capitalization Value	—	2,459,196	2,459,196
Total Return Bond	5,999,581	586,075	6,585,656

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As of July 31, 2006, the accumulated undistributed earnings on a tax basis were:

Fund	Ordinary Income	Long-Term Capital Gains
Large Capitalization Value	$1,703,555	$5,387,891
Small Capitalization Value	6,757,474	5,011,981
Total Return Bond	—	—

The United States federal income tax basis and unrealized appreciation (depreciation) of the Funds’ investments as of July 31, 2006 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Unrealized Appreciation (Depreciation)	Other Cost Basis Adjustments	Net Unrealized Appreciation (Depreciation)
Large Capitalization Value	$68,860,129	$13,075,524	$(2,171,793)	$10,903,731	$(2,595)	$10,901,136
Small Capitalization Value	343,926,509	67,631,072	(18,789,328)	48,841,744	(5,699)	48,836,045
Total Return Bond	273,503,987	2,150,382	(5,551,979)	(3,401,597)	(1,820,294)	(5,221,891)

The differences between book basis and tax basis are primarily attributable to deferred losses on wash sales and cost basis adjustments on Real Estate Investment Trusts and other book to tax differences.

Certain Funds have elected to treat net capital losses and/or net currency losses incurred between November 1, 2005 and July 31, 2006 as being incurred during the fiscal year ending July 31, 2007.

The capital loss carryforwards and the post-October losses were as follows:

	Post-October Losses		Capital Loss Carryforward
Fund	Currency	Capital
Total Return Bond	$40,716	$3,514,216	$743,784	(a)

(a)	Expiring in 2014

Note 6. Capital

Class A shares are subject to a maximum front-end sales charge of 5.50% for each fund except Total Return Bond, which is subject to a maximum front-end sales charge of up to 4.50%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class X and New Class X shares (i.e., Class X shares issued after August 17, 1998) convert to Class A shares approximately 8 years and 10 years respectively, after purchase. Class C shares purchased are charged a CDSC of 1% for shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge of 4.25% for Total Return Bond and 5.75% for Small Capitalization Value. Class L shares are

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Notes to Financial Statements

Cont’d.

closed to most new purchasers (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to new purchasers (with the exception of reinvested dividends). Class M and Class X shares are not subject to a front end sales charge. Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds and JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2006, Prudential owned 6 Class A shares and 6 Class B shares of the Small Capitalization Value Fund and 10 Class A shares and 10 Class B shares of the Total Return Bond Fund.

Transactions in shares of beneficial interest during the year ended July 31, 2006 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Issued in Merger	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X To Class A	Net Increase (Decrease) in Shares Outstanding
Large Capitalization Value Fund
Class A	1,055,770	190,455	—	(638,720)	60,556	668,061
Class B	140,994	195,565	—	(421,943)	(61,880)	(147,264)
Class C	318,260	148,848	—	(415,769)	—	51,339
Small Capitalization Value Fund
Class A	4,013,580	458,402	530,884	(1,961,490)	266,518	3,307,894
Class B	413,563	311,942	93,488	(362,733)	(57,187)	399,073
Class C	2,624,427	695,418	1,937,286	(1,191,348)	—	4,065,783
Class L	50,255	234,043	1,685,883	(513,986)	—	1,456,195
Class M	155,069	711,163	4,481,256	(1,321,700)	(124,568)	3,901,220
Class X	72,553	209,915	1,350,491	(441,504)	(101,844)	1,089,611
Total Return Bond Fund
Class A	2,017,354	157,183	1,608,020	(2,649,935)	301,855	1,434,477
Class B	193,272	151,968	178,559	(1,008,577)	(86,123)	(570,901)
Class C	504,028	179,753	3,763,977	(2,008,192)	—	2,439,566
Class L	56,105	109,111	3,537,715	(1,228,122)	—	2,474,809
Class M	612,169	378,469	13,627,390	(4,706,305)	(143,393)	9,768,330
Class X	139,287	80,732	2,194,555	(670,274)	(72,406)	1,671,894

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Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Net Asset Value of Shares Issued in Merger	Cost of Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X To Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Large Capitalization Value Fund
Class A	$14,689,119	$2,536,862	$—	$(8,805,098)	$832,229	$9,253,112
Class B	1,939,590	2,554,073	—	(5,701,725)	(832,229)	(2,040,291)
Class C	4,311,719	1,943,956	—	(5,645,308)	—	610,367
Small Capitalization Value Fund
Class A	71,717,245	7,563,627	10,219,516	(35,703,592)	4,661,335	58,458,131
Class B	7,076,629	4,841,340	1,712,702	(6,067,561)	(949,060)	6,614,050
Class C	44,495,422	10,792,893	35,491,088	(19,879,878)	—	70,899,525
Class L	902,257	3,861,705	32,453,260	(9,203,593)	—	28,013,629
Class M	2,558,045	11,023,030	82,096,601	(22,098,855)	(2,045,653)	71,533,168
Class X	1,207,121	3,257,878	24,740,992	(7,405,383)	(1,666,622)	20,133,986
Total Return Bond Fund
Class A	20,405,866	1,591,743	16,691,250	(26,788,331)	3,047,055	14,947,583
Class B	1,957,795	1,538,989	1,853,439	(10,221,851)	(872,412)	(5,744,040)
Class C	5,155,403	1,820,079	39,070,083	(20,328,896)	—	25,716,669
Class L	642,989	1,103,566	36,721,482	(12,468,849)	—	25,999,188
Class M	6,302,726	3,829,767	141,452,310	(47,605,370)	(1,439,752)	102,539,681
Class X	1,406,511	815,186	22,779,484	(6,756,071)	(734,891)	17,510,219

Transactions in shares of beneficial interest during the year ended July 31, 2005, were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B To Class A	Net Increase (Decrease) in Shares Outstanding
Large Capitalization Value Fund
Class A	645,764	32,553	(366,676)	33,598	345,239
Class B	399,693	35,572	(426,107)	(34,232)	(25,074)
Class C	221,126	28,568	(426,987)	—	(177,293)
Small Capitalization Value Fund
Class A	1,719,265	46,216	(454,558)	25,581	1,336,504
Class B	351,281	44,424	(233,424)	(26,791)	135,490
Class C	1,136,810	40,461	(408,236)	—	769,035
Total Return Bond Fund
Class A	1,057,233	163,460	(1,027,744)	85,073	278,022
Class B	341,799	248,158	(1,103,795)	(85,073)	(598,911)
Class C	280,334	122,801	(942,851)	—	(539,716)

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Notes to Financial Statements

Cont’d.

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B To Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Large Capitalization Value Fund
Class A	$8,785,421	$438,164	$(4,978,094)	$460,267	$4,705,758
Class B	5,286,550	471,595	(5,649,148)	(460,267)	(351,270)
Class C	2,944,851	378,780	(5,645,260)	—	(2,321,629)
Small Capitalization Value Fund
Class A	31,299,837	808,310	(8,021,434)	459,306	24,546,019
Class B	5,961,602	743,669	(3,900,641)	(459,306)	2,345,324
Class C	19,609,810	676,925	(6,824,282)	—	13,462,453
Total Return Bond Fund
Class A	11,099,140	1,693,128	(10,749,612)	886,821	2,929,477
Class B	3,574,709	2,569,075	(11,548,266)	(886,821)	(6,291,303)
Class C	2,928,422	1,271,168	(9,844,573)	—	(5,644,983)

Note 7. Mergers

On September 1, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization which provided for the transfer of all assets of each class of shares of the Strategic Partners Mutual Funds, Inc.—Strategic Partners Small Company Fund into the respective class of shares of the Strategic Partners Small Capitalization Value Fund and assumption of the liabilities of the fund. This merger was completed on August 19, 2005.

On September 1, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization which provided for the transfer of all assets of each class of shares of the Strategic Partners Mutual Funds, Inc.—Strategic Partners Bond Fund into the respective class of shares of the Strategic Partners Total Return Bond Fund and assumption of the liabilities of the fund. This merger was completed on August 19, 2005.

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The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Fund		Acquiring Fund
Strategic Partners Mutual Fund Inc. - Strategic Partners Small Company Fund	Shares	Strategic Partners Small Capitalization Value Fund	Shares	Value
Class A	700,025	Class A	530,884	$10,219,516
B	123,292	B	93,488	1,712,702
C	2,559,447	C	1,937,286	35,491,088
L	2,237,491	L	1,685,883	32,453,260
M	5,913,807	M	4,481,256	82,096,601
X	1,781,417	X	1,350,491	24,740,992

Strategic Partners Mutual Fund Inc. - Strategic Partners Bond Fund	Shares	Strategic Partners Total Return Bond Fund	Shares	Value
Class A	1,589,393	Class A	1,608,020	$16,691,250
B	178,295	B	178,559	1,853,439
C	3,763,326	C	3,763,977	39,070,083
L	3,498,089	L	3,537,715	36,721,482
M	13,621,031	M	13,627,390	141,452,310
X	2,190,660	X	2,194,555	22,779,484

The aggregate net assets and unrealized appreciation of the merged and aggregate net assets of the acquiring funds immediately before the acquisitions were as follows:

	Total Net Assets	Unrealized Appreciation
Merged Funds
Strategic Partners Small Company Fund	$186,714,159	$66,199,634
Strategic Partners Bond Fund	258,568,048	3,469,147

Acquiring Funds
Strategic Partners Small Capitalization Value Fund	$128,453,709
Strategic Partners Total Return Bond Fund	93,057,518

Strategic Partners Style Specific Funds	107

Financial Highlights

Strategic Partners Large Capitalization Value Fund Class A
Year Ended July 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.58

Income (loss) from investment operations:
Net Investment income	.13
Net realized and unrealized gains (loss) on investment transactions	.77

Total from investment operations	.90

Less Dividends and Distributions:
Dividends from net investment income	(.08)
Distributions from net realized gains on investments	(1.37)

Total dividends and distributions	(1.45)

Net asset value, end of year	$14.03

Total Return(a)	6.69%
Ratios/Supplemental Data:
Net assets, end of year (000)	$32,157
Average net assets (000)	$28,291
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.36%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income	1.09%
For Class A, B, and C shares:
Portfolio turnover rate	81%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.78% and 1.68% for the years ended July 31, 2003 and 2002, respectively. The net investment income ratios would have been .68% and .58% for the years ended July 31, 2003 and 2002, respectively.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund Class A
Year Ended July 31,
2005	2004	2003		2002

$12.33	$10.32	$9.13		$11.01

.09	.04	.08		.07
2.50	2.05	1.13		(1.84)

2.59	2.09	1.21		(1.77)

(.10)	(.08)	(.02)		—
(.24)	—	—		(.11)

(.34)	(.08)	(.02)		(.11)

$14.58	$12.33	$10.32		$9.13

21.25%	20.29%	13.29%		(16.16)%

$23,678	$15,762	$9,973		$8,503
$18,926	$13,304	$8,718		$9,523

1.46%	1.50%	1.60	%(c)	1.60	%(c)
1.21%	1.25%	1.35%		1.35%
.75%	.60%	.86	%(c)	.66	%(c)

47%	57%	50%		55%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	109

Financial Highlights

Cont’d.

Strategic Partners Large Capitalization Value Fund Class B
Year Ended July 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.29

Income (loss) from investment operations:
Net Investment income (loss)	.05
Net realized and unrealized gains (loss) on investment transactions	.72

Total from investment operations	.77

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	(1.37)

Total dividends and distributions	(1.37)

Net asset value, end of year	$13.69

Total Return(a)	5.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,239
Average net assets (000)	$26,844
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income (loss)	.33%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53% and 2.43% for the years ended July 31, 2003 and 2002, respectively. The net investment income ratios would have been (.06)% and (.17)% for the years ended July 31, 2003 and 2002, respectively.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund Class B
Year Ended July 31,
2005	2004	2003		2002

$12.09	$10.14	$9.01		$10.96

— (b)	(.02)	.01		(.01)
2.44	1.98	1.12		(1.83)

2.44	1.96	1.13		(1.84)

— (b)	(.01)	—		—
(0.24)	—	—		(.11)

(0.24)	(.01)	—		(.11)

$14.29	$12.09	$10.14		$9.01

20.38%	19.33%	12.54%		(16.87)%

$28,446	$24,370	$19,645		$18,614
$26,774	$23,051	$17,776		$21,374

2.21%	2.25%	2.35	%(c)	2.35	%(c)
1.21%	1.25%	1.35%		1.35%
.01%	(.14)%	.12	%(c)	(.09	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	111

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Value Fund Class C
Year Ended July 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.29

Income (loss) from investment operations:
Net Investment income (loss)	.05
Net realized and unrealized gains (loss) on investment transactions	.72

Total from investment operations	.77

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	(1.37)

Total dividends and distributions	(1.37)

Net asset value, end of year	$13.69

Total Return(a)	5.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$21,835
Average net assets (000)	$21,915
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income (loss)	.33%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53% and 2.43% for the years ended July 31, 2003 and 2002, respectively. The net investment income ratios would have been (.06)% and (.18)% for the years ended July 31, 2003 and 2002, respectively.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund Class C
Year Ended July 31,
2005	2004	2003		2002

$12.09	$10.14	$9.01		$10.96

— (b)	(.02)	.01		(.01)
2.44	1.98	1.12		(1.83)

2.44	1.96	1.13		(1.84)

— (b)	(.01)	—		—
(0.24)	—	—		(.11)

(0.24)	(.01)	—		(.11)

$14.29	$12.09	$10.14		$9.01

20.38%	19.29%	12.54%		(16.87)%

$22,056	$20,805	$19,116		$17,843
$21,406	$21,218	$17,279		$18,866

2.21%	2.25%	2.35	%(c)	2.35	%(c)
1.21%	1.25%	1.35%		1.35%
.01%	(.14)%	.12	%(c)	(.09	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	113

Financial Highlights

Cont’d.

Strategic Partners Small Capitalization Value Fund Class A
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.81

Income (loss) from investment operations:
Net investment income (loss)	.09
Net realized and unrealized gains (loss) on investment transactions	.40

Total from investment operations	.49

Less Distributions:
Distributions from net realized gains on investments	(3.00)

Net asset value, end of year	$17.30

Total Return(a)	3.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$106,369
Average net assets (000)	$86,627
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.28%
Expenses, excluding distribution and service (12b-1) fees	1.03%
Net investment income (loss)	.49%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	93%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund Class A
Year Ended July 31,
2005(b)	2004(b)	2003(b)	2002(b)

$15.68	$12.19	$11.71	$13.18

.02	.02	(.09)	(.09)
4.66	3.47	2.00	(.51)

4.68	3.49	1.91	(0.60)

(.55)	—	(1.43)	(.87)

$19.81	$15.68	$12.19	$11.71

30.31%	28.63%	18.99%	(4.80)%

$56,289	$23,589	$11,151	$8,637
$33,464	$14,764	$9,198	$8,818

1.45%	1.58%	1.91%	1.86%
1.20%	1.33%	1.66%	1.61%
.13%	.12%	(.82)%	(.66)%

106%	69%	61%	142%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	115

Financial Highlights

Cont’d

Strategic Partners Small Capitalization Value Fund Class B
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.86

Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gains (loss) on investment transactions	.36

Total from investment operations	.32

Less Distributions:
Distributions from net realized gains on investments	(3.00)

Net asset value, end of year	$16.18

Total Return(a)	2.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$31,586
Average net assets (000)	$31,665
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.03%
Net investment loss	(.23)%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund Class B
Year Ended July 31,
2005(b)	2004(b)	2003(b)	2002(b)

$15.06	$11.79	$11.46	$13.00

(.10)	(.09)	(.17)	(.18)
4.45	3.36	1.93	(.49)

4.35	3.27	1.76	(0.67)

(.55)	—	(1.43)	(.87)

$18.86	$15.06	$11.79	$11.46

29.35%	27.74%	18.01%	(5.44)%

$29,282	$21,341	$16,433	$15,818
$24,672	$19,998	$14,990	$15,328

2.20%	2.33%	2.66%	2.61%
1.20%	1.33%	1.66%	1.61%
(.61)%	(.65)%	(1.57)%	(1.41)%

Strategic Partners Style Specific Funds	117

Financial Highlights

Cont’d

Strategic Partners Small Capitalization Value Fund Class C
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.86

Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gains (loss) on investment transactions	.36

Total from investment operations	.32

Less Distributions:
Distributions from net realized gains on investments	(3.00)

Net asset value, end of year	$16.18

Total Return(a)	2.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$99,521
Average net assets (000)	$89,474
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.03%
Net investment loss	(.24)%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund Class C
Year Ended July 31,
2005(b)	2004(b)	2003(b)	2002(b)

$15.06	$11.79	$11.46	$13.00

(.10)	(.09)	(.17)	(.18)
4.45	3.36	1.93	(.49)

4.35	3.27	1.76	(0.67)

(.55)	—	(1.43)	(.87)

$18.86	$15.06	$11.79	$11.46

29.35%	27.74%	18.01%	(5.44)%

$39,291	$19,793	$17,437	$16,896
$25,905	$19,308	$15,880	$13,161

2.20%	2.33%	2.66%	2.61%
1.20%	1.33%	1.66%	1.61%
(.62)%	(.67)%	(1.57)%	(1.41)%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	119

Financial Highlights

Cont’d

	Strategic Partners Small Capitalization Value Fund Class L
	August 22, 2005(a) Through July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$19.25

Income from investment operations:
Net investment income	.05
Net realized and unrealized gains on investment transactions	.98

Total from investment operations	1.03

Less Distributions:
Distributions from net realized gains on investments	(3.00)

Net asset value, end of period	$17.28

Total Return(b)	6.06%
Ratios/Supplemental Data:
Net assets, end of period (000)	$25,167
Average net assets (000)	$28,735
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.53	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.03	%(c)
Net investment income	.29	%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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	Strategic Partners Small Capitalization Value Fund Class M
	August 22, 2005(a) Through July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$18.32

Income from investment operations:
Net investment loss	(.03)
Net realized and unrealized gains on investment transactions	.89

Total from investment operations	.86

Less Distributions:
Distributions from net realized gains on investments	(3.00)

Net asset value, end of period	$16.18

Total Return(a)	5.39%
Ratios/Supplemental Data:
Net assets, end of period (000)	$63,132
Average net assets (000)	$73,499
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.03	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.03	%(c)
Net investment loss	(.21	)%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	121

Financial Highlights

Cont’d

	Strategic Partners Small Capitalization Value Fund Class X
	August 22, 2005(a) Through July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$18.32

Income from investment operations:
Net investment loss	(.03)
Net realized and unrealized gains on investment transactions	.90

Total from investment operations	.87

Less Distributions:
Distributions from net realized gains on investments	(3.00)

Net asset value, end of period	$16.19

Total Return(a)	5.43%
Ratios/Supplemental Data:
Net assets, end of period (000)	$17,639
Average net assets (000)	$22,439
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.03	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.03	%(c)
Net investment loss	(.20	)%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

122	Visit our website at www.strategicpartners.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d.

Strategic Partners Total Return Bond Fund Class A
Year Ended July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.37

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)

Total from investment operations	.09

Less Dividends and Distributions:
Dividends from net investment income	(.47)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)

Total dividends and distributions	(.50)

Net asset value, end of year	$9.96

Total Return(a)	.86%
Ratios/Supplemental Data:
Net assets, end of year (000)	$40,032
Average net assets (000)	$39,836
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)(c)	1.05%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income(c)	4.05%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	194%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.23%, 1.47%, 1.26%, 1.10%, and 1.22% for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, respectively. The net investment income ratios would have been 3.87%, 2.00%, 1.67%, 2.85%, and 3.15% for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund Class A
Year Ended July 31,
2005	2004	2003	2002

$10.53	$10.59	$10.35	$10.43

.24	.22	.34	.35
.32	.37	.45	.19

.56	.59	.79	.54

(.66)	(.28)	(.32)	(.36)
—	—	—	—
(.06)	(.37)	(.23)	(.26)

(.72)	(.65)	(.55)	(.62)

$10.37	$10.53	$10.59	$10.35

5.40%	5.70%	7.67%	5.31%

$26,803	$24,280	$22,142	$20,796
$26,219	$24,186	$22,632	$17,564

1.05%	1.05%	1.05%	1.05%
.80%	.80%	.80%	.80%
2.42%	1.88%	2.90%	3.32%

570%	385%	572%	530%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	125

Financial Highlights

Cont’d

Strategic Partners Total Return Bond Fund Class B
Year Ended July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.37

Income (loss) from investment operations:
Net investment income	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)

Total from investment operations	.03

Less Dividends and Distributions:
Dividends from net investment income	(.42)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)

Total dividends and distributions	(.45)

Net asset value, end of year	$9.95

Total Return(a)	.36%
Ratios/Supplemental Data:
Net assets, end of year (000)	$36,485
Average net assets (000)	$40,586
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)(c)	1.55%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income(c)	3.52%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily assets of the Class B shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.73%, 1.97%, 1.76%, 1.60%, and 1.72% for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, respectively. The net investment income ratios would have been 3.34%, 1.46%, 1.26%, 2.35%, and 2.63% for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund Class B
Year Ended July 31,
2005	2004	2003	2002

$10.53	$10.59	$10.35	$10.43

.20	.17	.29	.31
.31	.37	.45	.18

.51	.54	.74	.49

(.61)	(.23)	(.27)	(.31)
—	—	—	—
(.06)	(.37)	(.23)	(.26)

(.67)	(.60)	(.50)	(.57)

$10.37	$10.53	$10.59	$10.35

4.87%	5.18%	7.14%	4.79%

$43,939	$50,908	$64,845	$52,250
$47,811	$58,123	$62,440	$36,575

1.55%	1.55%	1.55%	1.55%
.80%	.80%	.80%	.80%
1.88%	1.46%	2.40%	2.79%

Strategic Partners Style Specific Funds	127

Financial Highlights

Cont’d

Strategic Partners Total Return Bond Fund Class C
Year Ended July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.37

Income (loss) from investment operations:
Net investment income	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)

Total from investment operations	.04

Less Dividends and Distributions:
Dividends from net investment income	(.42)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)

Total dividends and distributions	(.45)

Net asset value, end of year	$9.96

Total Return(a)	.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$46,748
Average net assets (000)	$52,399
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)(c)	1.55%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income(c)	3.56%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily assets of the Class C shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.73%, 1.97%, 1.76%, 1.60%, and 1.72% for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, respectively. The net investment income ratios would have been 3.38%, 1.44%, 1.29%, 2.35%, and 2.60% for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund Class C
Year Ended July 31,
2005	2004	2003	2002

$10.53	$10.59	$10.35	$10.43

.20	.17	.29	.31
.31	.37	.45	.18

.51	.54	.74	0.49

(.61)	(.23)	(.27)	(.31)
—	—	—	—
(.06)	(.37)	(.23)	(.26)

(.67)	(.60)	(.50)	(.57)

$10.37	$10.53	$10.59	$10.35

4.87%	5.17%	7.14%	4.79%

$23,357	$29,390	$43,274	$38,503
$26,422	$35,764	$44,100	$23,935

1.55%	1.55%	1.55%	1.55%
.80%	.80%	.80%	.80%
1.86%	1.48%	2.40%	2.77%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	129

Financial Highlights

Cont’d

	Strategic Partners Total Return Bond Fund Class L
	August 22, 2005(a) Through July 31, 2006(e)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.38

Income (loss) from investment operations:
Net investment income	.36
Net realized and unrealized loss on investment and foreign currency transactions	(.34)

Total from investment operations	.02

Less Dividends and Distributions:
Dividends from net investment income	(.41)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)

Total dividends and distributions	(.44)

Net asset value, end of period	$9.96

Total Return(b)	.21%
Ratios/Supplemental Data:
Net assets, end of period (000)	$24,637
Average net assets (000)	$29,339
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.30	%(c)
Expenses, excluding distribution and service (12b-1) fees	.80	%(c)
Net investment income(d)	3.82	%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.48% and the net investment income ratio would have been 3.64% for the period ended July 31, 2006.
(e)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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	Strategic Partners Total Return Bond Fund Class M
	August 22, 2005(a) Through July 31, 2006(e)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.38

Income (loss) from investment operations:
Net investment income	.32
Net realized and unrealized loss on investment and foreign currency transactions	(.34)

Total from investment operations	(.02)

Less Dividends and Distributions:
Dividends from net investment income	(.37)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)

Total dividends and distributions	(.40)

Net asset value, end of period	$9.96

Total Return(b)	(.24)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$97,284
Average net assets (000)	$119,381
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.80	%(c)
Expenses, excluding distribution and service (12b-1) fees	.80	%(c)
Net investment income(d)	3.33	%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.98% and the net investment income ratio would have been 3.15% for the period ended July 31, 2006.
(e)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	131

Financial Highlights

Cont’d

	Strategic Partners Total Return Bond Fund Class X
	August 22, 2005(a) Through July 31, 2006(e)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.38

Income (loss) from investment operations:
Net investment income	.37
Net realized and unrealized loss on investment and foreign currency transactions	(.35)

Total from investment operations	.02

Less Dividends and Distributions:
Dividends from net investment income	(.42)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)

Total dividends and distributions	(.45)

Net asset value, end of period	$9.95

Total Return(b)	.21%
Ratios/Supplemental Data:
Net assets, end of period (000)	$16,628
Average net assets (000)	$20,088
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.22	%(c)
Expenses, excluding distribution and service (12b-1) fees	.80	%(c)
Net investment income(d)	3.91	%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.40% and the net investment income ratio would have been 3.73% for the period ended July 31, 2006.
(e)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Style Specific Funds:

We have audited the accompanying statements of assets and liabilities of the Strategic Partners Large Capitalization Value Fund, Strategic Partners Small Capitalization Value Fund and Strategic Partners Total Return Bond Fund (constituting Strategic Partners Style Specific Funds, hereafter referred to as the “Funds”) including the portfolios of investments, as of July 31, 2006, and the related statements of operations for the year then ended, and the statement of changes in the two-year period then ended and the financial highlights for each of the periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended July 31, 2004, were audited by another independent registered public accounting firm whose report dated, September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2006, and the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

September 22, 2006

Strategic Partners Style Specific Funds	133

Tax Information

(Unaudited)

For the year ended July 31, 2006, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were.

	Ordinary Income	Long-Term Capital Gain	Tax Return of Capital	Total Distributions
Large Capitalization Value	$1,416,537	$6,022,106	$—	$7,438,643
Small Capitalization Value	1,840,648	50,123,545	—	51,964,193
Total Return Bond	12,395,699	553,453	254,783	13,203,935

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2006 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 and 2) dividends received deduction (DRD) eligible for corporate shareholders 3) qualified interest income (QII) dividends under The American Jobs Creation Act of 2004 4) qualified short-term gain (QSTG) dividends under The American Jobs Creation Act of 2004:

	QDI	DRD	QII	QST G
Large Capitalization Value	96.85%	97.95%	0.00%	18.44%
Small Capitalization Value	55.54%	55.66%	0.00%	0.01%
Total Return Bond	0.00%	0.00%	90.29%	0.00%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.85% of the dividends paid by Total Return Bond Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

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Management of the Funds

(Unaudited)

Information pertaining to the Trustees of Strategic Partners Style Specific Funds (the “Funds”) is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Funds are referred to as “Interested Trustees.” “Fund Complex”† consists of the Funds and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Strategic Partners Style Specific Funds	135

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1999(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Funds who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

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Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Strategic Partners Style Specific Funds	137

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Style Specific Funds (the “Trust”) oversees the management of each of the Trust’s series (each series is referred to herein as a “Fund”), and, as required by law, determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement with the Trust, and between PI and each subadvisor, each of which serve as subadvisor pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Strategic Partners Style Specific Funds

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to each Fund by PI and each subadvisor. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisors as well as the provision of fund recordkeeping, compliance, and other services to the Funds. With respect to PI’s oversight of the subadvisors, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisors when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisors. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of Target Asset Allocation Funds. The Board also considered the investment subadvisory services provided by the subadvisors, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Funds and the subadvisors, and also reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and each subadvisor’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and the subadvisors. The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to both PI and each subadvisor.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by the subadvisors, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and the subadvisors under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. Taking these

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factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisors was affiliated with PI, and concluded that the level of profitability of a subadvisor not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisors, as well as the fact that PI compensates the subadvisors out of its management fee.

Economies of Scale

The Board noted that the management fee schedules for each Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of each Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and The Subadvisors

The Board considered potential ancillary benefits that might be received by PI and each subadvisor and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisors included their ability to use soft dollar credits, brokerage commissions received by affiliates of the subdavisors, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisors were consistent with the types of benefits generally derived by investment managers and subadvisors to mutual funds.

Performance of The Funds / Fees & Expenses / Other Factors

With respect to each Fund, the Board also considered certain additional specific factors and reached conclusions relating to the performance and fees and expenses of the Funds, as detailed below.

Strategic Partners Style Specific Funds

Approval of Advisory Agreements (continued)

The Board considered each Fund’s contractual and actual management fee, as well as each Fund’s net total expense ratio. The contractual management fee is computed based on hypothetical common levels of Fund net assets, while the actual management fee represents the fee rate actually paid by shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The Board considered that during 2005 and continuing through 2006, several significant initiatives had been approved which, when fully implemented, were expected to result in cost savings and expense reductions for the Funds. In particular, the Board observed that implementation of an electronic registration statement desktop publishing system to replace the use of financial printing firms was expected to be completed by the end of 2006 and was expected to significantly reduce the costs borne by Fund shareholders for the production and filing of Fund registration statements. The Board also observed that new custodian arrangements had been approved, which were also expected to result in reductions in custodian fees borne by Fund shareholders.

Strategic Partners Large Capitalization Value Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the second quartile over a one-year period, and performance that was in the first quartile over three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against its benchmark index and peer funds over the same one-year, three-year and five-year time periods. The Board also reviewed the separate performance records of the three “sleeves” of the Fund managed by Hotchkis and Wiley Capital Management LLC, JP Morgan Investment Management, Inc. and NFJ Investment Group, L.P. The Board concluded that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s contractual and actual management fee of 0.700% ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to continue the existing voluntary cap on Fund expenses of 1.35% (exclusive of 12b-1 fees and certain other expenses). The Board concluded that the management and subadvisory fees were reasonable.

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Strategic Partners Small Capitalization Value Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the second quartile over a one-year period, performance that was in the first quartile over a three-year period and performance that was in the second quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against its benchmark index and peer funds over the same one-year, three-year and five-year time periods. The Board also reviewed the separate performance records of the five “sleeves” of the Fund managed by EARNEST Partners LLC, JP Morgan Investment Management, Inc., Lee Munder Investments, Ltd., NFJ Investment Group, L.P. and Vaughan Nelson Investment Management. The Board concluded that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisors to comparable mutual funds.

The Fund’s contractual and actual management fee of 0.700% ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to continue the existing voluntary cap on Fund expenses of 1.70% (exclusive of 12b-1 fees and certain other expenses). The Board concluded that the management and subadvisory fees were reasonable.

Strategic Partners Total Return Bond Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile during the first quarter of 2006, and performance that was in the first quartile over one-year, three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against its benchmark index and peer funds over the same one-year, three-year and five-year time periods. The Board concluded that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisors to comparable mutual funds.

The Fund’s contractual management fee is 0.500%. The Fund’s actual management fee of 0.085% ranked in the first quartile in its Peer Group. The Board accepted PI’s

Strategic Partners Style Specific Funds

Approval of Advisory Agreements (continued)

recommendation to continue the existing voluntary cap on Fund expenses of 0.80% (exclusive of 12b-1 fees and certain other expenses). The Board concluded that the management and subadvisory fees were reasonable.

Strategic Partners Small Capitalization Value Fund

The Board of Strategic Partners Style Specific Funds, including the Independent Trustees, met on July 19, 2006 to consider a recommendation and proposal by PI to replace the Strategic Partners Small Capitalization Value Fund’s five current subadvisors and to approve a new subdadvisory agreement with QMA, an affiliate of PI. In advance of the meeting, the Trustees received materials relating to the recommendation, and had the opportunity to ask questions and request additional information in connection with their consideration. The materials detailed, among other things, the performance history of the Fund, the Fund’s subadvisory fee structure, information about QMA and its professional staff, and information detailing QMA’s investment philosophy, experience and expertise.

At the July 19th meeting, representatives of PI explained and discussed with the Trustees the specific reasons why PI recommended QMA as the Fund’s new subadvisor and responded to questions raised by the Trustees.

In approving the new subadvisory agreement with QMA, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by the existing subadvisors and the proposed new subadvisor. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered the information provided by PI in advance of the meeting as well as the information, presentations and discussions that occurred at the July 19th meeting.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the new subadvisory agreement are discussed separately below.

Reasons for Replacing the Existing Subadvisors

The Board considered an overall presentation by PI with respect to the future of the Strategic Partners fund family, which includes the Fund. The Board considered PI’s conclusion that, due to changes in the marketplace and competitive landscape, the Strategic Partners fund family was not viable, and PI’s recommendation to terminate the Strategic Partners fund family by reorganizing many of the funds in the fund family into other funds in the JennisonDryden fund family (each of which is advised

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by proprietary subadvisors), and by incorporating most of the remaining funds into the JennisonDryden fund family by appointing subadvisors affiliated with PI. With respect to the Fund, the Board considered PI’s conclusion that integration of the Fund into the JennisonDryden fund family by appointing an affiliated subadvisor was appropriate, in light of the Fund’s performance history, the absence of a similar fund in the JennisonDryden fund family, and the availability of QMA as an affiliated subadvisor with expertise and experience in managing funds with similar small capitalization strategies. The Board also considered that several of the Fund’s current subadvisors had stopped accepting additional assets due to capacity constraints.

The Board considered PI’s analysis and discussion of other alternatives for the Fund, including, but not limited to liquidation, transfer of Fund management to the Fund’s existing subadvisors, or a possible sale of the Fund and the other funds in the Strategic Partners fund family. The Board further considered PI’s reasons for concluding that the other alternatives were not feasible or practical, and that incorporating the Fund into the JennisonDryden fund family was preferable to any of the other available alternatives.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the existing subadvisors under the current subadvisory agreements and those that would be provided to the Fund by QMA under the new subadvisory agreement. The Board considered PI’s representation that the nature and extent of services under the existing and new agreements were generally similar in that the current subadvisors and QMA are each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of QMA’s portfolio management team. The Board was also provided with information pertaining to QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to QMA. The Board considered its previous knowledge and familiarity with QMA and its portfolio managers as a result of the Board’s oversight of other mutual funds in the JennisonDryden mutual fund family subadvised by QMA.

The Board also considered the “Value Equity” strategy that would be utilized by QMA, noting that a similar strategy was already in use by QMA in a large capitalization value equity fund managed by QMA in the JennisonDryden fund family. The Board was provided with, and considered, information explaining the Value Equity strategy, which emphasizes the use of quantitative methods to select securities.

Strategic Partners Style Specific Funds

Approval of Advisory Agreements (continued)

The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to QMA, summarizing his level of comfort from a compliance perspective with respect to PI’s recommendation to hire QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by QMA and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by QMA would likely be high.

Performance of the Fund

The Board considered and received information with respect to QMA’s performance in a simulation of the performance of a hypothetical portfolio employing its Value Equity quantitative strategy for the selection of small-capitalization stocks. The Board also considered QMA’s experience and performance in managing the Dryden Strategic Value Fund utilizing the Value Equity strategy for the selection of large-capitalization stocks. Based on a review of such information, the Board concluded that there was a reasonable basis on which to conclude that QMA would be suitable to serve as the subadvisor to the Fund. In considering the performance information, the Board acknowledged that the performance was simulated and that it was not predictive of future results.

Because QMA would be a new subadvisor for the Fund, the Board did not have a performance record to evaluate QMA’s performance as subadvisor to the Fund.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to QMA under the proposed new subadvisory agreement, which calls for QMA to be paid 0.45% up to and including $1 billion of average daily net assets; and 0.40% over $1 billion of average daily net assets if shareholders approve a proposed increase in the management fee. The Board also considered that PI and QMA had agreed to a waived subadvisory fee rate of 0.35% if shareholders did not approve the proposal to increase the management fee.

The Board also considered the fee rate payable to QMA by other funds with investment objectives similar to that of the Fund.

The Board noted that the subadvisory fees payable to QMA would not impact Fund shareholders directly because those fees are payable by PI and there would be no change to the investment management fee rate payable by the Fund to PI. However, the Board noted that a separate Proposal to be submitted to shareholders did seek

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approval for an increase in the management fee, which would, if approved, result in an increase in expenses borne by shareholders to the extent that the increased fees were not waived. As a result of the above considerations, the Board concluded that the proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Subadvisor’s Profitability

Because QMA has not previously served as a subadvisor to the Fund, there was no profitability data for the Board to consider.

Economies of Scale

The Board considered information about the potential of PI and QMA to experience economies of scale as the Fund grows in size. The Board noted that the proposed subadvisory fee rate and the proposed management fee rate.

Strategic Partners Style Specific Funds

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	0.82%	6.91%	6.88%
Class B	1.03	7.14	6.96
Class C	4.86	7.29	6.95

Average Annual Total Returns (Without Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	6.69%	8.13%	7.78%
Class B	5.82	7.29	6.96
Class C	5.82	7.29	6.95

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/3/99.

The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Value Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2006) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Strategic Partners Style Specific Funds

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	–2.49%	13.11%	14.70%
Class B	–1.88	13.43	14.80
Class C	1.55	13.56	14.80
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A

Average Annual Total Returns (Without Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	3.18%	14.40%	15.66%
Class B	2.41	13.56	14.80
Class C	2.41	13.56	14.80
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charges are 5.50% and 5.75% for Class A and Class L, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2006) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Strategic Partners Style Specific Funds

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	–3.68%	4.02%	5.10%
Class B	–4.45	4.30	5.29
Class C	–0.50	4.48	5.31
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A

Average Annual Total Returns (Without Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	0.86%	4.98%	5.82%
Class B	0.36	4.46	5.29
Class C	0.46	4.48	5.31
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charges are 4.50% and 4.25% for Class A and Class L, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

The graph compares a $10,000 investment in the Strategic Partners Total Return Bond Fund (Class A shares) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Govt/Credit Bond Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2006) as measured on a quarterly basis. The Lehman Brothers U.S. Aggregate Bond Index and the Lehman Government/Credit Bond Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Lehman Government/Credit Bond Index is an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bond prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Strategic Partners Style Specific Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment subadvisors responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo,
Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISORS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	Lee Munder Investments Ltd.	200 Claredon Street Boston, MA 02116

	NFJ Investment Group L.P.	2121 San Jacinto Suite 1840 Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Style Specific Funds, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Funds’ schedule of portfolio holdings is also available on the Funds’ website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Style Specific Funds
FUND NAME	Class A		Class B		Class C		Class L*		Class M**		Class X**
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Large Capitalization Value	PLVAX	862934403	TLCBX	862934502	TLCCX	862934601	N/A	N/A	N/A	N/A	N/A	N/A
Small Capitalization Value	PZVAX	862934874	PZVBX	862934866	PZVCX	862934858	N/A	862934775	N/A	862934767	N/A	862934759
Total Return Bond	TATRX	862934817	TBTRX	862934791	PTRCX	862934783	N/A	862934742	N/A	862934734	N/A	862934726

*Closed to most new purchasers (with the exception of reinvested dividends and purchase by college savings plans) and available for limited exchanges only.

**Closed to new purchasers (with the exception of reinvested dividends) and available for limited exchanges only.

MFSP503E    IFS-A123926    Ed. 09/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2006 and July 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $72,200 and $97,060, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

            Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

            Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $21,300 and $84,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategic Partners Style Specific Funds

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	September 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice

Judy A. Rice

President and Principal Executive Officer

Date	September 25, 2006

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	September 25, 2006

* Print the name and title of each signing officer under his or her signature.